As filed with the Securities and Exchange Commission on February 25, 2002
                              Registration No. ____

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      |_| Pre-Effective Amendment No. ___
                      |_| Post-Effective Amendment No. ___

                             AllianceBernstein Trust
               (Exact name of Registrant as Specified in Charter)

                           1345 Avenue of the Americas
                            New York, New York 10105
                                 (800) 221-5672

                               -------------------

                              Edmund P. Bergan, Jr.
                           Alliance Capital Management
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)

                                   Copies to:

                            Joseph B. Kittredge, Esq.
                                  Ropes & Gray
                             One International Place
                                Boston, MA 02110

                               ------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

                                -----------------

    It is proposed that this filing will become effective on March 27, 2002 pursuant to Rule 488.

                                -----------------

The Registrant has registered an indefinite amount of its securities under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

TABLE OF CONTENTS                                Page
--------------------------------------------------------------------------------

Proposal: Approval of an Agreement and Plan of Acquisition and Liquidation Between AllianceBernstein International Value Fund and Alliance International
Fund ......................................................................

SUMMARY ...................................................................
Comparison of Current Fees
Fee Table .................................................................   10
Comparison of Investment Objectives and Strategies ........................   13
Common Risk Considerations ................................................   14
Comparison of Shareholder Services and Distribution Arrangements ..........   15
Federal Income Tax Consequences ...........................................   15
Comparison of Investment Advisory Fees ....................................   16
Comparison of Business Structures .........................................   17

INFORMATION ABOUT THE PROPOSED TRANSACTION
Introduction ..............................................................   17
Description of the Plan ...................................................   17
Trustee Considerations in Recommending the Acquisition ....................   18
Existing and Pro Forma Capitalization .....................................   21
Distribution Expenses .....................................................   21
Federal Income Tax Consequences ...........................................   21

VOTING INFORMATION ........................................................
Share Information .........................................................   24

EXPERTS ...................................................................

EXHIBIT A .................................................................

EXHIBIT B .................................................................

EXHIBIT C .................................................................




                             Alliance International
                                      Fund

Alliance Capital

--------------------------------------------------------------------------------


Alliance Capital Management L.P.


--------------------------------------------------------------------------------

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS AND PROSPECTUS/PROXY
STATEMENT

[date]

                          ALLIANCE INTERNATIONAL FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                           TOLL FREE [(800) 221-5672]

                                                                 _________, 2002

      To the shareholders of Alliance International Fund ("AIF"):

      At the Special Meeting of Shareholders of AIF to be held on ________, 2002, shareholders of AIF will be asked to consider and approve the acquisition (the "Acquisition") of AIF's assets and liabilities by AllianceBernstein International Value Fund, a series of AllianceBernstein Trust ("ABT International Value" and together with AIF, the "Funds"). Each of the Funds is an open-end investment company registered under the Investment Company Act of 1940, as amended, and advised by Alliance Capital Management L.P. ("Alliance"). The Acquisition is described in more detail in the combined Prospectus/Proxy Statement.

      We believe that the Acquisition will result in substantial benefits to the shareholders of AIF because, among other things, it will result in their owning shares of a larger fund with a considerably lower expense ratio. While both Funds invest primarily in non-U.S. equity securities, the Funds have been managed in different styles. ABT International Value is managed through Alliance's newly created Bernstein unit. In the fall of 2000, Alliance completed its acquisition of the Sanford C. Bernstein organization ("Bernstein"), considered by many to be one of the nation's premier "value" managers of equity portfolios. Alliance's acquisition of Bernstein enables Alliance to offer Bernstein's equity value strategies, including the international value equity strategy now employed by ABT International Value, in a mutual fund format. Previously these strategies had been available only through Bernstein's private account business.

      ABT International Value's investment policies, which are described in more detail in the attached Prospectus/Proxy Statement, emphasize investment in companies that are determined by Alliance's Bernstein unit to be undervalued, using a fundamental value approach. Alliance believes that ABT International Value is better situated than AIF to fulfill the needs and expectations of AIF shareholders.

      The Trustees of AIF have given careful consideration to the Acquisition and have concluded that the Acquisition is in the best interests of AIF. If approved by the shareholders of AIF at the Special Meeting, as your Trustees recommend, the Acquisition is expected to occur on or about __________, 2002. At that time, each AIF shareholder will receive shares of ABT International Value having an aggregate net asset value equal to the aggregate net asset value of, and of the same class as, the shareholder's shares of AIF. AIF will then cease operations.

      Shareholders of AIF will not be assessed any sales charges in connection with the Acquisition. No taxable gain or loss will be recognized by shareholders of AIF for federal income tax purposes as a result of the transfer of assets to ABT International Value and the subsequent distribution of shares of ABT International Value to shareholders in liquidation of AIF.

      We welcome your attendance at the Special Meeting of Shareholders. If you are unable to attend, please sign, date and return the enclosed Proxy Card promptly in order to avoid additional proxy solicitation expenses. The Trustees of AIF recommend that you vote your proxy for the Acquisition.

                                               Sincerely,


                                               ________________________

[ALLIANCE CAPITAL LOGO]

                           ALLIANCE INTERNATIONAL FUND

--------------------------------------------------------------------------------

              1345 Avenue of the Americas, New York, New York 10105
                           Toll Free [(800) 221-5672]

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                ___________, 2002

      To the shareholders of Alliance International Fund ("AIF"):

      Notice is hereby given that a Special Meeting of the Shareholders of AIF will be held at 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105 on ________, 2002 at [11:00] a.m., Eastern Time (the "Meeting"), to
consider and vote on the following, all of which are more fully described in the accompanying Prospectus/Proxy Statement:

      1. Approval of an Agreement and Plan of Acquisition and Liquidation (the "Plan") between AllianceBernstein International Value Fund, a series of AllianceBernstein Trust ("ABT International Value") and AIF. Under the Plan, AIF will transfer all of its assets to ABT International Value in exchange for shares of ABT International Value and the assumption by ABT International Value of all of AIF's liabilities. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of AIF and the termination of its registration under the Investment Company Act of 1940.

      2. Any other business that may properly come before the Meeting.

      The Trustees of AIF have fixed the close of business on March 1, 2002 as the record date for determination of those shareholders entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof. The enclosed proxy is being solicited on behalf of the Trustees of AIF. Each shareholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed Proxy Card.

      The Trustees of AIF recommend that you vote for the Plan.

                                           By Order of the Trustees,


                                           EDMUND P. BERGAN, JR.
                                             Secretary

New York, New York
_________, 2002

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also be able to vote by telephone or via the Internet as described in the accompanying Prospectus/Proxy Statement. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Special Meeting to be held as scheduled, please vote your proxy promptly.

--------------------------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                           PROSPECTUS/PROXY STATEMENT

                    ACQUISITION OF THE ASSETS AND ASSUMPTION
                              OF THE LIABILITIES OF

                           ALLIANCE INTERNATIONAL FUND

                       BY, AND IN EXCHANGE FOR SHARES OF,

             ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND, A SERIES OF
                            ALLIANCEBERNSTEIN TRUST

                                ___________, 2002

What is this Document and why did we send it to you?

      On January 25, 2002, the Trustees of Alliance International Fund ("AIF") approved the acquisition of AIF by AllianceBernstein International Value Fund ("ABT International Value" and, together with AIF, the "Funds"), a series of AllianceBernstein Trust ("AB Trust"). Shareholders of AIF are being asked to approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") between ABT International Value and AIF. The Plan provides for (i) the transfer of all the assets of AIF to ABT International Value, (ii) the assumption by ABT International Value of all the liabilities of AIF and the subsequent liquidation and dissolution of AIF and (iii) the distribution to each AIF shareholder of shares of ABT International Value, equal in aggregate net asset value ("NAV") to the aggregate NAV of their former shares (the "Acquisition"). This Prospectus/Proxy Statement contains information shareholders of AIF should know before voting on the Plan and should be retained for future reference. You may contact AIF at [1-800-221-5672] or write to AIF at 1345 Avenue of the Americas, New York, NY 10105.

How will the Acquisition Work?

      The Acquisition will involve:

      - the transfer of the assets of AIF to ABT International Value in exchange for shares of ABT International Value and the assumption by ABT International Value of the liabilities of AIF; and

      - the pro rata distribution of ABT International Value shares to the shareholders of record of AIF as of the effective date of the Acquisition in complete liquidation of AIF.

      As a result of the Acquisition, shareholders of AIF will instead hold shares of ABT International Value having the same aggregate NAV as the shares of AIF that they held immediately before the Acquisition. If shareholders of AIF holding at least a majority of AIF's outstanding shares do not approve the Plan, AIF will not participate in the Acquisition. In that case, AIF's Trustees will consider what further action, if any, is appropriate.

Is Additional Information About the Funds Available?

      Yes, additional information about the Funds is available in the:

      - Prospectus of AIF dated February 1, 2002, which includes information concerning AIF (the "AIF Prospectus");

      - Prospectus of AB Trust dated February 28, 2001, as supplemented July 2, 2001, which includes information concerning ABT International Value (the "ABT International Value Prospectus" and together with the AIF Prospectus, the "Prospectuses");

      - Management's Discussion of Fund Performance, included in the Annual Reports to Shareholders of AIF and ABT International Value; and

      - Statements of Additional Information ("SAIs") for AIF dated November 1, 2001 as amended February 1, 2002, and ABT International Value dated February 28, 2001, as revised September 11, 2001.

      All of this information has been filed with the Securities and Exchange Commission ("SEC"). You may view or obtain these documents from the SEC:

      In person:              at the SEC's Public Reference Room in Washington,
                              D.C.

      By phone:               (202) 942-8090 (for information on the operations
                              of the Public Reference Room only)

      By mail: Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-6009 (duplicating fee required)

      By electronic mail:     publicinfo@sec.gov (duplicating fee required)

      On the Internet:        www.sec.gov

      The information in the AIF Prospectus is incorporated by reference in, and is legally deemed to be part of, this Prospectus/Proxy Statement. AIF's Annual Report to Shareholders, the SAI dated __________, 2002 relating to the Acquisition (the "Acquisition SAI") and AIF's SAI are also incorporated by reference in, and are legally deemed to be part of, this Prospectus/Proxy Statement. The AIF Prospectus and Annual Report to Shareholders of AIF, which contain audited financial statements for AIF's most recent fiscal year, have been previously mailed to shareholders. Additional copies of the Prospectuses, AIF's Annual Report and the Acquisition SAI, as well as the SAI of each Fund, are available upon request without charge by writing to or calling the address and telephone number listed below.

                          Alliance Fund Services, Inc.
                     P.O. Box 1520 Secaucus, N.J. 07096-1520
                                [1-800-221-5672]

Other Important Things to Note:

      -     You may lose money by investing in the Funds.

      - The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.


Proposal: Approval of an Agreement and Plan of Acquisition and Liquidation Between ABT International Value and AIF


      On January 25, 2002 the Trustees of AIF voted to approve the Acquisition, subject to the approval of the shareholders of AIF. The Acquisition will involve the transfer by AIF of all of its assets to ABT International Value in exchange for shares of ABT International Value having an aggregate value equal to the net assets of AIF and the assumption by ABT International Value of the liabilities of AIF. Following the transfer of assets, shares of ABT International Value will be distributed to shareholders of AIF in liquidation of AIF.

      Shareholders of AIF will recognize no gain or loss on the exchange of their shares of AIF for shares of ABT International Value. If approved by AIF's shareholders, the Acquisition of AIF is expected to occur on or about _______, 2002. The expenses of the Acquisition, other than any brokerage costs (currently expected to represent approximately .30% of AIF's current net asset value) incurred by AIF in liquidating portfolio securities designated by ABT International Value prior to the Acquisition (currently expected to represent approximately 90% of AIF's portfolio), will be borne equally by AIF and the Funds' investment adviser, Alliance Capital Management L.P. ("Alliance").

      The Trustees of AIF, three (out of six) of whom also serve as Trustees of AB Trust, concluded that participation by AIF in the Acquisition would be in the best interests of AIF. The Trustees also concluded that the Acquisition would not dilute shareholders' interests. In reaching this conclusion, the Trustees considered, among other things: the different investment objectives and strategies of AIF and ABT International Value; the opportunity for AIF shareholders to participate in a fund with a strong, if short, performance record; the potential for substantial expense ratio benefits to AIF shareholders; and the tax-free nature of the Acquisition for AIF. The Trustees of AB Trust approved the Acquisition by ABT International Value on January 24, 2002 after concluding that the Acquisition would be in the best interests of ABT International Value, and would not dilute its shareholders' interests.

      For a more complete discussion of the factors considered by the Trustees in approving the Acquisition, see page [17].

                                     SUMMARY

      The following summary highlights differences between ABT International Value and AIF. This summary is not complete and does not contain all of the information that you should consider before voting on the Plan. For more complete information, please read this entire document and the Prospectus of each Fund.

Comparison of Current Fees


      The Acquisition is expected to result in a lower operating expense ratio for the combined Fund. As of December 31, 2001, AIF had total net assets of approximately $106.4 million and ABT International Value had total net assets of approximately $215.1 million. As shown in the Fee Table below, ABT International Value's expense ratios are significantly lower than those of AIF (in each case, after giving effect to Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Funds' operating expenses). For more information about Alliance's fee waiver and reimbursement agreements with ABT International Value, see, "Trustee Considerations in Recommending the Acquisition," beginning on page [17]. The Fee Table below describes the fees and expenses of each class of shares of AIF for the most recent fiscal year (the year ended June 30, 2001), and the fees and expenses of each class of ABT International Value for the most recent fiscal period (the period ended November 30, 2001), assuming the fee waiver and expense reimbursement had been in effect for the entire fiscal period, and includes pro forma expenses for the combined Fund assuming asset levels as of November 30, 2001. Based on the pro forma operating expenses, as compared to the operating expenses of AIF as of June 30, 2001, the Acquisition would result in projected annual expense ratio reductions (after giving effect to Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of ABT International Value's operating expenses) of .69% for Class A shareholders of AIF, .78% for Class B shareholders, .74% for Class C shareholders and .68% for Advisor Class shareholders. Relative to the expense ratio of AIF based on its assets as of November 30, 2001, the pro forma operating expenses indicate the Acquisition would result in expense ratio reductions of 1.04% for Class A shareholders of AIF, 1.07% for Class B shareholders, 1.07% for Class C shareholders and 1.07% for Advisor Class shareholders.


Fee Table

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

                                                                                                Both Funds
                                                                                                ----------
                                                                                                                   Advisor
                                                                                    Class A   Class B   Class C     Class
                                                                                    -------   -------   -------     -----
Shareholder Fees
     (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
         of the offering price) ..................................................    4.25%     None      None       None
         Maximum Deferred Sales Charge (Load) (as a  percentage of original
         purchase price or redemption proceeds, whichever is lower) ..............    None       4.0%      1.0%**    None

* Class B Shares automatically convert to Class A shares after 8 years. The contingent deferred sales charge (CDSC) decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year. If the Acquisition is approved, all holding periods for AIF Class B and Class C shareholders will transfer to the shareholder's ABT International Value shares, so that the conversion date and CDSC schedule will both date from the shareholder's original purchase of AIF Class B or Class C shares.

** For Class C shares the CDSC is 0 % after the first year.

                                                                                     ABT International Value
                                                                                     -----------------------
                                                                                                                Advisor
                                                                             Class A     Class B     Class C     Class
                                                                             -------     -------     -------     -----
Annual Fund Operating Expenses
     (expenses that are deducted from fund assets)
     Management Fees ...............................................          1.00%       1.00%       1.00%      1.00%
     Distribution (12b-1) Fees .....................................           .30%       1.00%       1.00%      None
     Other Expenses ................................................          3.81%       5.84%       6.77%      1.26%
                                                                             -----       -----       -----      -----
Total Fund Operating Expenses ......................................          5.11%       7.84%       8.77%      2.26%
Waiver and/or Expense Reimbursement(a) .............................         (3.91)%     (5.94)%     (6.87)%    (1.36)%
                                                                             -----       -----       -----      -----
Net Expenses .......................................................          1.20%       1.90%       1.90%       .90%
                                                                             =====       =====       =====      =====


(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares, 3.20% for Class B and C shares and 2.20% for Advisor Class shares, or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses. For more information about the advisory fee, see "Comparison of Investment Advisory Fees" on page [15].

                                                                                                 AIF
                                                                                                 ---
                                                                                                                Advisor
                                                                               Class A    Class B    Class C     Class
                                                                               -------    -------    -------     -----
Annual Fund Operating Expenses
     (expenses that are deducted from fund assets)
     Management Fees......................................................        .94%       .94%       .94%       .94%
     Distribution (12b-1) Fees............................................        .26%      1.00%      1.00%        None
     Other Expenses.......................................................        .83%       .88%       .84%        .78%
                                                                                -----      -----      -----       -----
Total Fund Operating Expenses ............................................       2.03%      2.82%      2.78%       1.72%
Waiver and/or Expense Reimbursement(a)....................................       (.14)%     (.14)%     (.14)%     (.14)%
                                                                                -----      -----      -----       -----
Net Expenses .............................................................       1.89%      2.68%      2.64%       1.58%
                                                                                =====      =====      =====       =====

(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. For more information about the advisory fee, see "Comparison of Investment Advisory Fees" on page [15].

                                                                                           Pro Forma
                                                                                         Combined Fund
                                                                                         -------------
                                                                                                            Advisor
                                                                             Class A   Class B    Class C    Class
                                                                             -------   -------    -------    -----
Annual Fund Operating Expenses
     (expenses that are deducted from fund assets)
     Management Fees ...............................................          1.00%     1.00%      1.00%     1.00%
     Distribution (12b-1) Fees .....................................           .30%     1.00%      1.00%     None
     Other Expenses ................................................           .72%      .72%       .72%      .72%
                                                                              ----      ----       ----      ----
Total Fund Operating Expenses ......................................          2.02%     2.72%      2.72%     1.72%
Waiver and/or Expense Reimbursement(a) .............................          (.82)%    (.82)%     (.82)%    (.82)%
                                                                              ----      ----       ----      ----
Net Expenses .......................................................          1.20%     1.90%      1.90%      .90%
                                                                              ====      ====       ====      ====


(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares, 3.20% for Class B and C shares and 2.20% for Advisor Class shares, or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses. For more information about the advisory fee, see "Comparison of Investment Advisory Fees" on page [15].

Examples

      The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Funds' operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                             ABT International Value
                                                             -----------------------
                                                                                                  Advisor
                                       Class A      Class B+    Class B++   Class C+  Class C++    Class
                                       -------      --------    ---------   --------  ---------    -----
1 year .....................           $  542       $  593       $  193      $  293     $  193     $   92
3 years (a) ................           $1,557       $1,964       $1,764      $1,934     $1,934     $  575
5 years (a) ................           $2,569       $3,247       $3,247      $3,546     $3,546     $1,086
10 years (a) ...............           $5,090       $6,178*      $6,178*     $7,073     $7,073     $2,489

                                                                       AIF
                                                                       ---
                                                                                                  Advisor
                                       Class A      Class B+    Class B++   Class C+  Class C++    Class
                                       -------      --------    ---------   --------  ---------    -----
1 year .....................           $  609       $  671       $  271      $  367     $  267     $  161
3 years (a) ................           $1,022       $1,061       $  861      $  849     $  849     $  528
5 years (a) ................           $1,459       $1,477       $1,477      $1,457     $1,457     $  920
10 years (a) ...............           $2,673       $2,949*      $2,949*     $3,099     $3,099     $2,019

                                                                      Pro Forma
                                                       ABT International Value Combined Fund
                                                       -------------------------------------
                                                                                                  Advisor
                                       Class A      Class B+    Class B++   Class C+  Class C++    Class
                                       -------      --------    ---------   --------  ---------    -----
1 year .....................           $  542       $  593       $  193      $  293     $  193     $   92
3 years (a) ................           $  956       $  967       $  767      $  767     $  767     $  462
5 years (a) ................           $1,394       $1,367       $1,367      $1,367     $1,367     $  856
10 years (a) ............           $2,610       $2,822*      $2,822*     $2,991     $2,991     $1,962

----------
+ Assumes redemption at end of period.

++ Assumes no redemption at end of period.

* Assumes Class B shares convert to Class A shares after 8 years.

(a) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current term.

Comparison of Investment Objectives and Strategies

      The investment objectives of ABT International Value and AIF, and the differences in their investment strategies, are summarized below. For a more detailed description of the investment strategies, polices and restrictions of ABT International Value and AIF please see each Fund's Prospectus. For information concerning the risks associated with investments in each Fund, please see "Risk Considerations," below and the AIF Prospectus.

      ABT International Value and AIF have different investment objectives. ABT International Value seeks long-term growth of capital. AIF's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities. The Funds employ significantly different investment strategies in pursuing these objectives. ABT International Value pursues its investment objective by targeting companies whose long term earnings power is not reflected in the current market price of their securities. In contrast, AIF expects to invest primarily in common stocks of established international companies that Alliance believes have the potential for capital appreciation or income, or both. ABT International Value invests in 50 to 75 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, with countries generally weighted in proportion to the size of their stock market. ABT International Value normally invests in companies in at least three countries other than the United States. AIF diversifies its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. AIF currently limits its investments in developing countries to not more than 10% of its assets, while ABT International Value is not subject to a similar restriction.

      ABT International Value limits its investments in convertible securities to 20% of its total assets. AIF has no corresponding restriction. ABT International Value is not restricted in its use of options on securities, while AIF may have no more than 25% of its assets subject to outstanding options contracts. ABT International Value is allowed to use up to 33% of its net assets as collateral for short sales. AIF is not permitted to short sell securities. ABT International Value may invest up to 15% of its net assets in illiquid securities, while AIF is limited to 10%. AIF may only invest 5% of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. government securities or foreign government securities. ABT does not have a corresponding restriction. AIF will not enter into a forward foreign currency exchange contract if, as a result, more than 50% of its total assets would be committed to such contracts. ABT International Value is not similarly limited.

      Because the Funds follow different investment strategies, AIF expects, prior to the Acquisition, to sell a substantial portion of its portfolio, resulting in brokerage and other transaction expenses. AIF anticipates that approximately 90% of its portfolio would be liquidated shortly before the Acquisition. The transaction costs associated with this process, which would be borne by AIF, are expected to be approximately 0.30% of AIF's current net assets and will reduce its NAV. Transaction costs are also expected to be borne by ABT International Value in connection with the reinvestment of the proceeds after the Acquisition.

Risk Considerations

      Because both Funds invest primarily in equity securities of non-U.S. issuers, they are generally subject to similar investment risks, which will also be applicable to the combined Fund after the Acquisition. The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In addition, each Fund could be subject to additional risks because the types of investments made by each Fund can change over time. AIF's principal risks are discussed in its prospectus, a copy of which has recently been sent to each shareholder. Additional copies are available free of charge by contacting Alliance at [_______] or on Alliance's website at www.alliancecapital.com.

      Among the principal risks of investing in ABT International Value are market risk, non-U.S. investment risk, currency risk, industry/sector risk, capitalization risk, credit risk, derivative and leverage risk and management risk. Each of these risks is more fully described below.

      Market Risk. This is the risk that the value of ABT International Value's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short- or long-term periods.

      Non-U.S. Investment Risk. This is the risk of investments in issuers located in countries other than the United States. Investments in securities issued by non-U.S. companies may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect ABT International Value's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, ABT International Value could lose its entire investment.

      Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of ABT International Value's investments.

      Industry/Sector Risk. This is the risk of investments in a particular industry sector. If ABT International Value invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of ABT International Value's investments.

      Capitalization Risk. This is the risk of investments in small capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. ABT International Value's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

      Credit Risk. This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

      Derivative and Leverage Risk. ABT International Value may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for ABT International Value, particularly in periods of market declines.

      Management Risk. ABT International Value is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for ABT International Value, but there is no guarantee that its techniques will produce the intended result.

Comparison of Purchase, Redemption and Exchange Procedures and Shareholder Services and Distribution Arrangements

      The purchase, redemption and exchange procedures and the shareholder services and distribution arrangements of each Fund are identical and are described in AIF's Prospectus and Exhibit C to this document.

Federal Income Tax Consequences

      No gain or loss will be recognized by AIF, ABT International Value or the shareholders of AIF as a result of the Acquisition. The aggregate tax basis of the shares of ABT International Value received by a shareholder of AIF (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of AIF.

The holding period of the shares of ABT International Value received by a shareholder of AIF (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of AIF held by the shareholder, provided that such shares are held as capital assets by the shareholder of AIF at the time of the Acquisition. The holding period and tax basis of each asset of AIF in the hands of ABT International Value as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of AIF prior to the Acquisition. This tax information is based on the advice of Ropes & Gray, counsel to ABT International Value. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion by Ropes & Gray. An opinion of counsel is not binding on the Internal Revenue Service.

Comparison of Investment Advisory Fees

      Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, ABT International Value paid Alliance for the fiscal year ended November 30, 2001, and AIF paid Alliance for the fiscal year ended June 30, 2001, the following fees:

                                                 Fee as a percentage of
       Fund                                      average daily net assets*
       ----                                      -------------------------

       ABT International Value..............                 0%
       AIF..................................               .80%

            *     Fees are stated net of any waivers and/or reimbursements

      Under an investment advisory agreement, AIF pays Alliance a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end aggregate net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end aggregate net assets in excess of $500 million. Alliance has agreed to waive that portion of its advisory fee on the first $500 million of quarter end net assets in excess of the annualized rate of .85 of 1%. This fee waiver extends through AIF's current fiscal year and automatically extends for additional one year terms unless Alliance provides written notice of termination to AIF at least 60 days prior to the end of AIF's fiscal year.

      Under an investment advisory agreement, ABT International Value pays Alliance a fee at an annual rate of 1% of ABT International Value's average daily net assets. Effective July 2,

2001, Alliance agreed to waive its fees and bear certain expenses to the extent necessary to limit ABT International Value's total fund operating expenses on an annual basis to 1.20% of aggregate average daily net assets for Class A shares, 1.90% of aggregate average daily net assets for Class B shares and Class C shares and .90% of aggregate average daily net assets for Advisor Class shares (the "Fee Waiver Agreement"). The Fee Waiver Agreement extends through ABT International Value's current fiscal year and automatically extends for additional one year terms unless Alliance provides written notice of termination to AB Trust at least 60 days prior to the end of ABT International Value's fiscal year. Because ABT International Value serves as an investment vehicle for CollegeBoundfund, Alliance's section 529 program sponsored by the State of Rhode Island, and because the expense ratio of funds offered through CollegeBoundfund are capped at certain levels, Alliance expects to extend the Fee Waiver Agreement for the foreseeable future. For more information on Alliance's waiver/reimbursement agreements with ABT International Value, please see "Fee Table" above and the notes to the pro forma financial statements included in the Acquisition SAI.

Comparison of Business Structures

      The Funds' corporate organizational structures are generally similar. Each Fund is organized as a Massachusetts Business Trust and is governed by its Agreement and Declaration of Trust, as amended, By-Laws and Massachusetts law. For a comparison of the business structures of the Funds, see Exhibit A.

                   INFORMATION ABOUT THE PROPOSED TRANSACTIONs

Introduction

      This Prospectus/Proxy Statement is provided to you in connection with the Meeting to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105 at [11:00 a.m.], Eastern Time, on _______, 2002 and any adjournments thereof. This Prospectus/Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the enclosed Proxy Card are being mailed to shareholders of AIF on behalf of the Trustees of AIF on or about ___________, 2002. The approval of the shareholders of ABT International Value is not being solicited in connection with the Acquisition, since their approval or consent is not necessary for the consummation of the Acquisition.

Description of the Plan

      As provided in the Plan, ABT International Value will acquire all the assets of AIF at the effective time of the Acquisition. In return, ABT International Value will assume all the liabilities of AIF and will issue, and AIF will distribute to its shareholders, a number of full and fractional shares of ABT International Value, determined by dividing the NAV of AIF by the NAV of one share of ABT International Value. The Plan provides that each shareholder of AIF will be credited with shares of each class of ABT International Value corresponding to the aggregate NAV of the AIF shares of such class that the shareholder holds of record at the effective time of the Acquisition.

      AIF shareholders will not pay an initial sales charge on the ABT International Value shares they receive in the Acquisition. Each class of ABT International Value shares has the same characteristics as shares of the corresponding class of AIF shares. The shares of ABT International Value received by AIF shareholders in the Acquisition will be subject to a contingent deferred sales charge to the same extent that their AIF shares were so subject. In other words, ABT International Value shares received by AIF shareholders in the Acquisition will be treated as having been purchased on the date the shareholder purchased AIF shares and for the price he or she originally paid. For purposes of determining the conversion date of the Class B shares of ABT International Value into Class A shares of ABT International Value, the shares received by an AIF shareholder in the Acquisition will be treated as having been purchased on the date the shareholder originally purchased AIF shares (so that the conversion date of the shares will be unchanged by the Acquisition). For more information on the characteristics of each class of ABT International Value shares, please see the Appendix to this Prospectus/Proxy.

      Following the distribution of ABT International Value shares, AIF will wind up its affairs, deregister as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") and dissolve as soon as is reasonably possible. If holders of a majority of the shares of AIF do not approve the Plan, the Acquisition will not be consummated. In such a case, AIF's Trustees will consider what future action, if any, is appropriate. Alliance and AIF will each bear half of the expenses of the Acquisition (other than brokerage costs incurred by AIF in liquidating portfolio securities designated by ABT International Value). Such expenses are estimated to be approximately $200,000.

      Completion of the Acquisition is subject to approval of the Plan by the shareholders of AIF and certain other conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment that materially alters the obligations of either party may be made subsequent to approval of the Plan by the shareholders of AIF. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Trustees that proceeding with the Plan is not in the best interest of the particular Fund or its shareholders.

      A copy of the form of the Plan is attached as Exhibit B.

Trustee Considerations in Recommending the Acquisition

      At regular meetings of the Trustees of AIF held on November 9, 2001 and January 25, 2002, the Trustees considered Alliance's recommendation that they approve and recommend to the shareholders for their approval a combination of AIF with ABT International Value by means of a tax-free acquisition of the assets of AIF by ABT International Value in exchange for the assumption by ABT International Value of the liabilities of AIF and shares of ABT International Value, which shares would then be distributed to the shareholders of AIF in liquidation of AIF. The terms of the Acquisition ultimately approved by the Trustees reflect a change in favor of AIF made at the request of the Trustees. The Trustees considered the factors discussed below from the point of view of the interests of AIF and its shareholders. After careful consideration, the Trustees approved Alliance's recommendations, concluded that the Acquisition and Plan would be in the best interests of AIF and recommended that the shareholders of AIF approve the Plan.

      Alliance discussed with the Trustees the investment objectives and strategies of the Funds. Alliance noted that although both Funds invest primarily in international equities, they pursue different investment objectives through distinctly different investment strategies. From the perspective of investment strategies, Alliance and Alliance Fund Distributors, Inc. ("AFD") advised the Trustees that they believed that, in the current and foreseeable environment, the Funds are viewed as tending to compete with each other and that ABT International Value is better situated to fulfill the needs and expectations of shareholders and realize the benefits of asset growth. For this and other reasons discussed below, Alliance and AFD concluded that it would be in the best interests of the shareholders of both Funds that ABT International Value become the only "core" international equity fund advised by Alliance.

      Alliance noted that ABT International Value had significantly outperformed AIF since ABT International Value's commencement of operations on March 29, 2001. As of October 31, 2001, the total return performance of ABT International Value's Class A shares ranked 45 out of 785 international funds tracked by Lipper Inc. for the period since March 29, 2001, putting ABT International Value in the top 6% within that competitive universe. In contrast, AIF had performed relatively poorly within its Lipper universe, with the total return of AIF's Class A shares ranking 457 out of 769, the bottom 40%, for the same period.

      Alliance made its recommendations to the Trustees based in large part on the expected expense savings for AIF shareholders as a result of the Acquisition. As noted above, under the Fee Waiver Agreement, Alliance has agreed to waive a portion of its advisory fee and/or reimburse a portion of ABT International Value's expenses for at least the current fiscal year. This agreement extends automatically for additional one year terms unless Alliance gives notice of termination at least 60 days prior to ABT International Value's fiscal year end. Because ABT International Value serves as an investment vehicle for CollegeBoundfund, Alliance's section 529 program sponsored by the State of Rhode Island, and because the expense ratio of funds which are offered through CollegeBoundfund are capped at certain levels, Alliance expects to extend the Fee Waiver Agreement for the foreseeable future. Alliance provided the Trustees with a summary of the pro forma operating expenses of the combined Fund indicating that, assuming the Acquisition takes place and based on the pro forma operating expenses for Class A shares at asset levels as of September 30, 2001, the Acquisition would produce expense ratio benefits to the shareholders of approximately 1.05% for Class A in annual expenses if the Fee Waiver Agreement is extended, and approximately .15% for Class A if it is not extended. Similar expense ratio savings were projected for Class B, Class C and Advisor Class shares.

      In addition, the Trustees considered how transaction costs would be allocated. The Trustees noted that that AIF would bear the brokerage costs associated with liquidating portfolio securities designated by ABT International Value (currently expected to represent approximately 90% of AIF's portfolio securities), but that ABT International Value would bear the brokerage costs associated with reinvesting the cash it receives from AIF in the Acquisition. The Trustees also considered that expenses incurred in connection with the Acquisition other than portfolio realignment costs (estimated to be $200,000) would be split evenly between AIF and Alliance.

      Alliance further provided information to the Trustees about each Fund's realized and unrealized capital gains and losses and capital loss carryforwards as of October 31, 2001. Alliance noted that neither Fund had loss carryforwards, that AIF had some realized and substantial unrealized capital losses that will likely be realized before the Acquisition, and that the ability of ABT International Value to utilize these losses (including its own) in future years will be subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code").

      The Trustees also considered, among other things: (i) the form of the Plan and the terms and conditions of the Acquisition; (ii) whether the Acquisition would result in the dilution of shareholders' interests; (iii) the investment objectives, policies and strategies and portfolio management personnel of the parties to the Acquisition; (iv) the effect of the anticipated realignment of the investment holdings of AIF, including the associated costs and the resulting tax consequences in connection with the disposition of certain portfolio holdings prior to the closing of the Acquisition; (v) the benefits of the Acquisition to persons other than AIF (i.e., Alliance and other affiliated persons of AIF); (vi) the fact that ABT International Value will assume all the liabilities of AIF; (vii) the expected federal income tax consequences of the Acquisition; (viii) historical and pro forma information, including the information set forth above and information regarding realized and unrealized gains and losses of the Funds; (ix) whether the Acquisition would be preferable to acquisitions by potential acquirers other than ABT International Value, including funds not sponsored by Alliance; (x) the fact that Alliance has agreed to indemnify ABT International Value for a three-year period against undisclosed liabilities of AIF to the extent such liabilities are known by Alliance's senior management at the time of the Acquisition; (xi) the carryforward of unreimbursed distribution expenses of AFD for AIF under ABT International Value's Rule 12b-1 plan (as discussed under "Distribution Expenses" below); (xii) the respective number of shareholder accounts and average account sizes of the Funds; and
(xiii) the effect of the Acquisition on the advisory fees of the Funds.

      During their consideration of the Acquisition, the independent trustees of AIF (those trustees who are not "interested persons" of the Fund as defined under the 1940 Act) consulted separately with their legal counsel. Based on the factors described above, the Trustees determined that the Acquisition would be in the best interests of AIF and would not result in dilution of shareholders' interests, and recommended that the shareholders of AIF approve the Plan.

Existing and Pro Forma Capitalization

      The following table sets forth (i) the capitalization of the Funds as of December 31, 2001 and (ii) the pro forma capitalization of ABT International Value as adjusted giving effect to the proposed acquisition of assets at net asset value:

                                                                    Total           Shares          NAV
                   Fund (Class)                                  Net Assets       Outstanding    Per Share
                   ------------                                  ----------       -----------    ---------
ABT International Value (Class A) .................             $  4,797,050          481,972      $ 9.95
AIF (Class A) .....................................             $ 53,799,676        5,263,857      $10.22
Pro Forma Combined ................................             $ 58,596,726        5,888,667      $ 9.95

ABT International Value (Class B) .................             $  3,057,086          308,018      $ 9.93
AIF (Class B) .....................................             $ 35,806,892        3,933,216      $ 9.10
Pro Forma Combined ................................             $ 38,863,978        3,912,476      $ 9.93

ABT International Value (Class C) .................             $  1,633,491          164,786      $ 9.91
AIF (Class C) .....................................             $ 10,622,341        1,165,358      $ 9.12
Pro Forma Combined ................................             $ 12,255,832        1,237,245      $ 9.91

ABT International Value (Advisor Class) ...........             $205,648,475       20,573,029      $10.00
AIF (Advisor Class) ...............................             $  6,135,228          595,770      $10.30
Pro Forma Combined ................................             $211,783,703       21,186,672      $10.00

Distribution Expenses

      Each Fund has adopted a plan under SEC Rule 12b-1 ("Rule 12b-1 Plan") that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. These are paid at an annual rate as a percentage of aggregate average daily net assets. The percentage is ..30% for each Fund's Class A shares and 1.00% for each Fund's Class B and Class C shares. As of December 31, 2001, AFD had incurred distribution expenses for AIF in the amount of approximately $3.6 million that had not been reimbursed under the Rule 12b-1 Plan or recovered through contingent deferred sales charges or otherwise. The Trustees of AB Trust has adopted a resolution providing that, in connection with the Acquisition, the amount of these unreimbursed distribution expenses existing at the time of the closing of the Acquisition may be defrayed from future fees paid to AFD under the Rule 12b-1 Plan of ABT International Value, subject to appropriate assurances that this treatment is consistent with applicable law. While in the past the staff of the SEC has suggested that such payments by an acquiring fund would be inappropriate, more recently the staff has indicated that it would not object to such a "carryforward" if it were implemented in accordance with Rule 12b-1 requirements. Alliance believes that it is unlikely that AFD will receive reimbursement for unreimbursed distribution expenses incurred on behalf of ABT International Value in the foreseeable future given its expectations for growth in ABT International Value's assets. The Trustees of AB Trust approved the assumption of AIF's unreimbursed expenses, however, on the basis that Alliance will receive adequate assurances that, in the event of any reimbursements of these expenses, the payments would be appropriate under applicable regulatory requirements.

Federal Income Tax Consequences

      Each Fund will receive an opinion of Ropes & Gray, counsel to ABT International Value, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 368(a) of the Code, the Acquisition to which the Fund is a party will constitute a "reorganization"; (ii) under Section 368(b) of the Code, ABT International Value and AIF will each be "a party to a reorganization"; (iii) under Section 361 of the Code, AIF will recognize no gain or loss upon the transfer of all of its assets to ABT International Value in exchange for shares of ABT International Value and the assumption by ABT International Value of the liabilities of AIF pursuant to the Plan or upon the distribution of shares of ABT International Value to shareholders of AIF in exchange for their respective shares of AIF; (iv) under Section 354 of the Code, each shareholder of AIF will recognize no gain or loss on such shareholder's receipt of shares of ABT International Value (including any fractional share to which the shareholder may be entitled) in exchange for the shareholder's shares of AIF in connection with the Acquisition; (v) under Section 358 of the

Code, the aggregate tax basis of shares of ABT International Value received in connection with the Acquisition by each shareholder of AIF (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of AIF surrendered in exchange therefor;
(vi) under Section 1223(1) of the Code, the holding period of shares of ABT International Value received in connection with the Acquisition by each shareholder of AIF (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of AIF surrendered in exchange therefor, provided that AIF shares constitute capital assets in the hands of the shareholder as of the date the Acquisition is consummated (the "Closing Date"); (vii) under Section 1032 of the Code, ABT International Value will recognize no gain or loss upon the transfer of all of AIF's assets to ABT International Value in exchange for shares of ABT International Value and the assumption by ABT International Value of the liabilities of AIF pursuant to the Plan or upon the distribution of shares of ABT International Value to shareholders of AIF in exchange for their respective shares of AIF; (viii) under
Section 362(b), the tax basis of the assets of AIF acquired by ABT International Value will be the same as the tax basis that AIF had in such assets immediately prior to the Acquisition; (ix) under Section 1223(2), the holding period of the assets of AIF acquired by ABT International Value will include the holding period that AIF had in such assets immediately prior to the Acquisition; and (x) ABT International Value will succeed to the capital loss carryforward of AIF, if any, under Section 381 of the Code, but the use by ABT International Value of any such capital loss carryforward (and of capital loss carryforward of ABT International Value) may be subject to limitation under Section 383 of the Code and/or disallowance under Section 384 of the Code.

      [Prior to the Closing Date, AIF may, if required, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.]

      Shareholders of AIF should consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the forgoing only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

                               VOTING INFORMATION

      The Trustees has fixed the close of business on March 1, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. As of that date, there were a total of _______ shares of beneficial interest in AIF outstanding, consisting of ____ Class A shares, ____ Class B shares. ____ Class C shares and ____ Advisor Class shares. Each share is entitled to one vote, with fractional shares voting proportionately.

      Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may vote their shares by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope, by telephoning toll free [1-800-597-7836] or via the

Internet website at [https://vote.proxy-direct.com]. Shareholders whose shares are held through a broker or nominee (who is the shareholder of record for those shares) should be voted by following the instructions provided to the shareholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a shareholder of record, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who vote by telephone or via the Internet should not also return a Proxy Card. Shareholders who vote via the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by voting another proxy (either by signing and mailing another Proxy Card or, by telephone or via the Internet as indicated above), or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against the Proposal. Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of AIF entitled to vote. If any proposal, other than the Proposal, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. AIF has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of AIF entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

      AIF has engaged Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004 ("Georgeson Shareholder"), to assist AIF in soliciting proxies for the Meeting. Georgeson Shareholder will receive a fee of $[____] for its solicitation services, plus reimbursement of out-of-pocket expenses.

Share Information

      Outstanding Shares. As of December 31, 2001 the following number of shares of the indicated class of each Fund were outstanding:

                                                                        Shares
         Fund (Class)                                                Outstanding
         ------------                                                -----------
ABT International Value
         Class A...........................................             481,972
         Class B...........................................             308,018
         Class C...........................................             164,786
         Advisor Class.....................................          20,573,029
AIF
         Class A...........................................           5,263,857
         Class B...........................................           3,933,216
         Class C...........................................           1,165,358
         Advisor Class.....................................             595,770

      Share Ownership. As of ________, the officers and Trustees of AIF and ABT International Value as a group beneficially owned [less than 1%] of the outstanding shares of each class of their respective funds and, to the knowledge of the Funds, the following persons owned either of record or beneficially, 5% or more of the outstanding shares of the indicated class of each Fund:

                                                            Pro Forma Percentage
                                               Percentage   Ownership After the
         Fund                                  Ownership        Acquisition
         ----                                  ----------   --------------------
ABT International Value:
         [Class A]......................       [______]%         [______]%
         [Class B]......................       [______]%         [______]%
         [Class C]......................       [______]%         [______]%
         [Advisor Class]................       [______]%         [______]%
AIF:
         [Class A]......................       [______]%         [______]%
         [Class B]......................       [______]%         [______]%
         [Class C]......................       [______]%         [______]%
         [Advisor Class]................

Control Parties

      [Need to disclose name and address of any control parties if there are any].

      The Trustees of AIF recommend approval of the Plan.

                                                                       EXHIBIT A

                        COMPARISON OF BUSINESS STRUCTURES

      The following information provides only a summary of the major similarities and differences between the organizational structure and governing documents of ABT International Value and AIF. Both Funds are organized as "business trusts" under the laws of Massachusetts. Accordingly, except as noted below, there are no significant differences between the Funds' organizational structures. Copies of the Agreement and Declaration of Trust of ABT International Value and of the Amended and Restated Agreement and Declaration of Trust of AIF (each a "Declaration of Trust") and Bylaws of ABT International Value and AIF (each the "Bylaws") are a part of each Fund's respective Registration Statement filed with the SEC and may be obtained as provided below.

      General. Each of ABT International Value and AIF is governed by its Declaration of Trust, Bylaws and Massachusetts law. ABT International Value is a series of AB Trust.

      The Funds are not required to hold annual meetings of shareholders and each will do so only under certain specified circumstances or when required under Federal law. Each Fund has procedures available to its respective shareholders for calling shareholders' meetings for the removal of Trustees.

      Pursuant to its Declaration of Trust, any Trustee of AB Trust may be removed at a meeting of shareholders called for the purpose if the holders of record of at least two-thirds of the outstanding shares vote in favor of removal. AIF's Declaration of Trust has similar provisions, except that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the shares of each series or by a written declaration signed by shareholders holding at least two-thirds of the shares of each series.

      AB Trust's Declaration of Trust gives the Trustees the power to fix the number of Trustees. In addition, the shareholders may fix the number of Trustees at any meeting called for that purpose and to the extent required by applicable law. AIF's Declaration of Trust provides that the number of Trustees shall initially be one and may be increased or decreased by a majority of the Trustees, but shall not be greater than 20.

      Except as otherwise required by law, the presence in person or by proxy of the holders of a majority of the shares entitled to vote constitutes a quorum at any meeting of shareholders of AIF, while AB Trust's Declaration of Trust provides that the presence in person or by proxy of the holders of 40% of the shares entitled to vote constitutes a quorum.

      AB Trust's Declaration of Trust may be amended by a majority of the Trustees if the amendment deals with a provision relating to the shares for the purpose of responding to or complying with any governmental authority applicable to the Trust or for the purpose of designating and establishing series or classes consistent with the Declaration of Trust. Otherwise, the Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of a majority of the shares entitled to vote on such amendment. AIF's Declaration of Trust may be amended at any time, so long as the amendment does not adversely affect the rights of any shareholders. If an amendment adversely affects the rights of shareholders, it may be adopted by a majority of the Trustees after being authorized by a majority of the shareholders entitled to vote on the matter. The Bylaws of AB Trust may be amended or repealed by a majority of the Trustees. AIF's Bylaws can be amended or repealed by a vote of a majority of the shares outstanding and entitled to vote or by vote of the majority of Trustees, unless shareholder action is required by the law or AIF's Declaration of Trust or Bylaws.

      AB Trust's Declaration of Trust provides that AB Trust or any series thereof may be terminated at any time by the vote of at least 66-2/3% of the shares of each series entitled to vote, voting separately by series, or by the Trustees by written notice to the shareholders. In addition, any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class. AIF's Declaration of Trust provides that AIF may be terminated at any time by a majority of the Trustees, subject to an affirmative vote by a majority of the shares outstanding and entitled to vote of each series of the Trust, or by an instrument or instruments in writing without a meeting, consented to by a majority of the shares outstanding and entitled to vote, or by such greater or different vote of shareholders of any series if established by the certificate of designation with authorized the series.

      Redemption at Option of Trust. Under its Declaration of Trust, AB Trust's Trustees have the option at any time to redeem shares of any shareholders at the NAV of those shares if the shareholder owns shares having an aggregate NAV below a level specified by the Trustees, or if the shareholder owns shares equal to or in excess of a percentage set by the Trustees. AIF's Declaration of Trust allows its Trustees to redeem shares at their option if a shareholder holds shares having an aggregate NAV below a level set by the Trustees, or if the Trustees determine, in their sole discretion, that failure to redeem the shares may have materially adverse consequences to the shareholders, the series or the Trust.

      Derivative and Direct Suit Requirements. Under AB Trust's Declaration of Trust, no shareholder can bring or maintain any derivative claim without first making demand on its Trustees, requesting the Trustees to bring or maintain the action, proceeding or claim. This demand requirement is not excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable non-monetary injury to the Trust or series would otherwise result. The demand must set forth with particularity the nature of the proposed action, proceeding or claim. The Trustees then have 45 days to consider the demand and may submit the matter to a shareholder vote in their sole discretion. Decisions by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) any action, proceeding or claim, or to submit the matter to a vote of the shareholders are binding on the shareholders. Similar demand provisions exist for a class of shareholders or a single shareholder who is similarly situated to one or more other shareholders with respect to an alleged injury to bring or maintain a direct action or claim for monetary damages against the Trust. The Declaration of Trust and Bylaws of AIF do not have corresponding provisions.

      Contracts with Affiliates. Under AB Trust's Declaration of Trust, the fact that a shareholder, Trustee or officer of AB Trust is an affiliate of any organization with which AB Trust contracts does not affect the validity of the contract. However, if a Trustee or officer of AIF is an affiliate of a party with which AIF contracts, the contract must be approved by AIF's

Trustees who are not affiliates of the contracting party after full disclosure of the interested Trustee's relationship with the contract party, approved by a vote of the shareholders after similar full disclosure, or fair to the Trust as of the time it is authorized, or approved or ratified by the Trustees or shareholders.

      Combination of Series. The Trustees of AB Trust, under its Declaration of Trust, have the authority, without the approval of any shareholders unless required by law, to combine the assets and liabilities belonging to any two or more series or attributable to any class into assets and liabilities belong to a single series or attributable to a single class. AIF's Trustees are not expressly given a similar power under its Declaration of Trust or Bylaws.

      Payment of Expenses by Shareholders. The Declaration of Trust of AB Trust allows the Trustees to cause each shareholder, or each shareholder of a particular series or class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent by setting off the charges due from declared but unpaid dividends owed to the shareholder and/or by reducing the number of shares in the account of the shareholder. AIF's Trustees are not expressly given a corresponding power under its Declaration of Trust or Bylaws.

                                                                       EXHIBIT B

                                  AGREEMENT AND

                                     PLAN OF

                                   ACQUISITION

                                 AND LIQUIDATION

                                      AS OF

                                [________], 2001

      This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made as of this [__] day of [________], 2001, by and between the AllianceBernstein International Value Fund of AllianceBernstein Trust, a Massachusetts business trust ("ABT Value"), and Alliance International Fund, a Massachusetts business trust (the "Acquired Fund").

      WHEREAS, ABT Value and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the parties desire that ABT Value acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of ABT Value and the distribution of such shares of ABT Value to the shareholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

      WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to the Acquisition, ABT Value and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

      Now, therefore, ABT Value and the Acquired Fund agree as follows:

      1. Definitions.

      In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act.........................       Securities Act of 1933, as amended.

1934 Act.........................       Securities Exchange Act of 1934, as
                                        amended.

Assets...........................       All assets of any kind and all
                                        interests, rights, privileges and powers of or attributable to the Acquired Fund or any class of the Acquired Fund's shares, as appropriate, at the Effective
                                        Time (or, for purposes of Section 4(d)
                                        hereof, the time of delivery of the list referred to therein), whether or not determinable at the appropriate
                                        Effective Time and wherever located,
                                        including, without limitation, all cash, cash equivalents, securities, claims
                                        (whether absolute or contingent, known
                                        or unknown, accrued or unaccrued or
                                        conditional or unmatured), contract
                                        rights and receivables (including
                                        dividend and interest receivables) owned by the Acquired Fund or attributable to any class of the Acquired Fund's shares and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

Closing Date.....................       Such date prior to [ ], 200_ as the
                                        parties agree to.

Effective Time...................       5:00 p.m. Eastern time on the Closing
                                        Date, or such other time as the parties
                                        may agree to in writing.

Financial Statements.............       The audited financial statements of the
                                        relevant Fund for its most recently
                                        completed fiscal year and, if
                                        applicable, the unaudited financial
                                        statements of that Fund for its most
                                        recently completed semi-annual period.

Fund.............................       ABT Value and/or the Acquired Fund, as
                                        the case may be.

Liabilities......................       All liabilities of the Acquired Fund or
                                        any class thereof, whether known or
                                        unknown, accrued or unaccrued, absolute
                                        or contingent or conditional or
                                        unmatured.

N-14 Registration Statement......       The Registration Statement of
                                        AllianceBernstein Trust ("AB Trust") on
                                        Form N-14 under the 1940 Act that will
                                        register the shares of ABT Value to be
                                        issued in the Acquisition and will
                                        include the proxy materials necessary
                                        for the shareholders of the Acquired
                                        Fund to approve the Acquisition.

Valuation Time...................       The time on the Closing Date, or the
                                        business day immediately preceding the
                                        Closing Date if the Closing Date is not
                                        a business day or such other date as the parties may agree to in writing, when for purposes of the Plan ABT Value determines its net asset value per share and the Acquired Fund determines the net value of the Assets.

      2. Regulatory Filing.

      ABT Value shall promptly prepare and file the N-14 Registration Statement with the SEC, and ABT Value and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

      3. Shareholder Action.

      As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a shareholder meeting to consider and approve the Acquisition and this Plan, and such other matters as the Board of Trustees of the Acquired Fund may determine. Such approval by the shareholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

      4. Transfer of the Acquired Fund's Assets. ABT Value and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

            (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

            (b) Prior to the Effective Time, the Acquired Fund shall declare and pay to its shareholders on its normal monthly schedule a dividend and/or other distribution in an amount such that it will have distributed substantially all of its theretofore undistributed investment company taxable income, if any (as defined in Code section 852), and net capital gain, if any (as defined in Code section 1222).

            (c) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to ABT Value. The Acquired Fund may sell any Asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of ABT Value. Within a reasonable time after receipt of the list and prior to the Closing Date, ABT Value will advise the Acquired Fund in writing of any investments shown on the list that ABT Value has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if ABT Value determines that, as a result of the Acquisition, ABT Value would own an aggregate amount of an investment that would exceed a percentage limitation applicable to ABT Value, ABT Value will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

            (d) The Acquired Fund shall assign, transfer, deliver and convey the Assets to ABT Value at the Effective Time on the following basis:

                  (1) ABT Value shall simultaneously issue and deliver to the
            Acquired Fund that number of full and fractional shares of beneficial interest of each class of ABT Value, rounded to the third decimal place or such other decimal place as the parties may agree to in writing, determined by dividing the value of the Assets less the Liabilities attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of ABT Value.

                  (2) The net asset value of the shares of ABT Value to be
            delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with ABT Value's then applicable valuation procedures, and for this purpose, the net value of the Assets to be conveyed to ABT Value shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of ABT Value.

                  (3) The Acquired Fund shall deliver the Assets with good and marketable title to the custodian for the account of ABT Value. All cash shall be transferred in the form of immediately available funds payable to the order of ABT Value's custodian.

            (e) Promptly after the Closing Date, the Acquired Fund will deliver to ABT Value a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

      5. Liquidation and Dissolution of the Acquired Fund, Registration of Shares of ABT Value and Access to Records. The Acquired Fund and ABT Value also shall take the following steps, as applicable:

            (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate and dissolve by transferring to shareholders of record of each class of the Acquired Fund full and fractional shares of beneficial interest of the corresponding class of ABT Value equal in value to the shares of the class of the Acquired Fund held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that the Acquired Fund declared with respect to the class of the Acquired Fund's shares held by the shareholder before the Effective Time. ABT Value shall record on its books the ownership by the Acquired Fund's shareholders of ABT Value shares so transferred to such shareholders and the Acquired Fund shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each class of the Acquired Fund. ABT Value shall issue certificates representing ABT Value shares in accordance with the then current ABT Value prospectus; provided, however, that ABT Value shall not issue certificates representing ABT Value shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to ABT Value. Following distribution by the Acquired Fund to its shareholders of all of the shares of ABT Value delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably possible after the Effective Time.

            (b) At and after the Closing Date, the Acquired Fund shall provide ABT Value and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's shareholders and the number and percentage ownership of the outstanding shares of each class of the Acquired Fund owned by shareholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

      6. Certain Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to ABT Value as follows:

            (a) The Acquired Fund is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan. The Board of Trustees of the Acquired Fund duly established and designated each class of the Acquired Fund as a class of the Acquired Fund. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

            (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

            (c) The Trustees of the Acquired Fund have duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. Assuming that the Plan has been duly authorized and executed by AB Trust on behalf of ABT Value, the Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of its shareholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Agreement and Declaration of Trust, its By-Laws or any material agreement to which the Acquired Fund is subject. Except for the approval of its shareholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

            (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and will continue to qualify as a regulated investment company thereunder for its taxable year ending upon its liquidation.

            (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration

      Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

            (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of beneficial interest, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

            (g) Except as contemplated herein, the Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

            (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

            (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to ABT Value, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and, if applicable, as of the most recently completed semi-annual period and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

            (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

            (k) The Acquired Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquired Fund. There are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

            (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

            (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to ABT Value, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

            (n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

      7. Certain Representations and Warranties of ABT Value. AB Trust, on behalf of ABT Value, represents and warrants to the Acquired Fund as follows:

            (a) AB Trust is duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Trustees of AB Trust duly established and designated ABT Value as a series of AB Trust and each class of shares of ABT Value as a class of ABT Value. AB Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect as of the Effective Time.

            (b) On behalf of ABT Value, AB Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

            (c) On behalf of ABT Value, the Trustees of AB Trust have duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of AB Trust have executed and delivered the Plan. Assuming that the Plan has been duly authorized and executed by the Acquired Fund, the Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Agreement and Declaration of Trust of AB Trust, its By-Laws or any material agreement to which ABT Value is subject. AB Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

            (d) ABT Value has qualified as a regulated investment company under
      Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and will continue to qualify as a regulated investment company thereunder for its current taxable year.

            (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the shareholder meeting of the Acquired Fund for the approval of the Acquisition and at the Effective Time, insofar as it relates to ABT Value shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

            (f) On behalf of ABT Value, AB Trust has duly authorized and validly issued all of the issued and outstanding shares of beneficial interest of ABT Value, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. AB Trust has duly authorized shares of ABT Value to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such shares of ABT Value shall be validly issued, fully paid and non-assessable, and no shareholder of ABT Value shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any shares of ABT Value, nor are there any securities convertible into shares of ABT Value.

            (g) ABT Value does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against ABT Value. There are no facts that ABT Value currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against ABT Value. ABT Value is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by the Plan.

            (h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, ABT Value is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

            (i) AB Trust has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. AB Trust will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

            (j) Since the date of the Financial Statements of ABT Value, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

      8. Conditions to the Obligations of ABT Value and the Acquired Fund. The obligations of ABT Value and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

            (a) The shareholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Agreement and Declaration of Trust of the Acquired Fund, its By-Laws and applicable law. If shareholders of the Acquired Fund fail to approve the Acquisition, that failure shall release the Funds of their obligations under this Plan.

            (b) ABT Value and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its President in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of ABT Value or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

            (c) AB Trust, on behalf of ABT Value, and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

            (d) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund or ABT Value since [ , 200_]. Negative investment performance shall not be considered a material adverse change.

            (e) ABT Value and the Acquired Fund shall have received an opinion of Ropes & Gray, in form and substance reasonably satisfactory to each of them, based in part upon factual representations made in certificates provided by the Funds, their affiliates and/or principal shareholders and dated as of the Closing Date, and upon assumptions stated therein, substantially to the effect that, for federal income tax purposes:

                  (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that ABT Value and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (2) each shareholder of the Acquired Fund will recognize no gain or loss on such shareholder's receipt of shares of ABT Value (including any fractional share to which the shareholder may be entitled) in exchange for the shareholder's shares of the Acquired Fund in connection with the Acquisition;

                  (3) neither the Acquired Fund nor ABT Value will recognize any gain or loss upon the transfer of all of the Assets to ABT Value in exchange for shares of ABT Value and the assumption by ABT Value of the Liabilities pursuant to this Plan or upon the distribution of shares of ABT Value to shareholders of the Acquired Fund in exchange for their respective shares of Acquired Fund;

                  (4) the tax basis of the Assets acquired by ABT Value will be the same as the tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

                  (5) the holding period of the Assets acquired by ABT Value will include the respective holding periods for which the Assets were held by the Acquired Fund immediately prior to the Acquisition;

                  (6) the aggregate tax basis of ABT Value shares received in connection with the Acquisition by each shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

                  (7) the holding period of ABT Value shares received in
            connection with the Acquisition by each shareholder of the Acquired Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the shareholder as of the Closing Date; and

                  (8) ABT Value will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by ABT Value of any such capital loss carryovers (and of capital loss carryovers of ABT Value) may be subject to limitation under section 383 of the Code.

            (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the shares of ABT Value, and the SEC shall not have instituted and to the knowledge of ABT Value is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

            (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

            (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

            (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

      9. Conditions to the Obligations of the Acquired Fund. The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

            (a) The Acquired Fund shall have received an opinion of Ropes & Gray, as counsel to ABT Value, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

                        (1) AB Trust is a duly organized and validly existing
                  unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the powers enumerated in its Agreement and Declaration of Trust, and ABT Value is a duly established series of AB Trust;

                        (2) AB Trust is an open-end management investment
                  company registered under the 1940 Act;

                        (3) This Plan has been duly authorized, executed and
                  delivered by AB Trust, on behalf of ABT Value and is a valid and binding obligation of AB Trust and ABT Value. However, the opinion referenced in this section 9(a)(2) shall be subject, inter alia, to such limitations as may be imposed by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally, and by general principles of equity;

                        (4) The shares of ABT Value to be delivered as provided
                  for by this Plan are duly authorized and upon their delivery as contemplated by this Plan will be validly issued, fully paid and non-assessable by AB Trust and ABT Value;

                        (5) The execution and delivery of this Plan did not, and
                  the consummation of the Acquisition will not, violate the Agreement and Declaration of Trust or By-Laws of AB Trust, or any provision of any agreement known to such counsel to which AB Trust or ABT Value is a party or by which AB Trust or ABT Value is bound; and

                        (6) No consent, approval, authorization or order of any
                  court or governmental authority is required for the consummation by AB Trust on behalf of ABT Value of the transaction contemplated in this Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act.

In rendering such opinion, Ropes & Gray may (i) make assumptions regarding the genuineness of the signatures on all documents examined by them, the authenticity of all documents submitted to them as originals, and the conformity to their corresponding originals of all documents submitted to them as copies, without independent verification thereof, (ii) assume that this Plan has been duly authorized, executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of the Acquired Fund, (iii) limit such opinion to the laws of The Commonwealth of Massachusetts (not including securities laws or "blue sky" laws) and the United States of America, and furthermore state that the opinions expressed therein do not purport to cover, and no opinion will be expressed with respect to, the applicability of any provision of state law comparable to Section 548 of the United States Bankruptcy Code, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates of officers or Trustees of AB Trust as to factual matters, and (vi) assume that all documents filed with the SEC in connection with the transaction contemplated by this Plan comply and complied at all relevant times with the 1933 Act, the 1934 Act and the 1940 Act.

      10. Conditions to the Obligations of ABT Value. The obligations of ABT Value with respect to the Acquisition shall be subject to the following conditions precedent:

            (a) AB Trust shall have received a letter from Alliance Capital Management L.P. in the form reviewed by its Trustees at their October 29-31, 2001 meeting providing for the indemnification of AB Trust in respect of certain types of undisclosed liabilities of AIF.

            (b) ABT Value shall have received an opinion of Seward & Kissel LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to ABT Value and dated as of the Closing Date, substantially to the effect that:

                  (1) The Acquired Fund is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is an open-end, management investment company registered under the 1940 Act;

                  (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by AB Trust, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

                  (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Agreement and Declaration of Trust of the Acquired Fund, its By-Laws or any agreement of the Acquired Fund, known to such counsel, after reasonable inquiry; and

                  (4) No consent, approval, authorization or order of any
            federal or state court or administrative or regulatory agency is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law, (iii) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (iv) rely on certificates of officers or Trustees of the Acquired Fund as to factual matters.

            (c) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of its investment company taxable income, if any (as defined in Code section
      852), and all of its net capital gain, if any, (as defined in Code section
      1222).

      11. Survival of Representations and Warranties. No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

      12. Termination of Plan. A majority of either Fund's Board of Trustees may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10, as appropriate, are not satisfied; or (ii) the Board of Trustees determines that the consummation of the Acquisition is not in the best interests of the relevant Fund or its shareholders and gives notice of such termination to the other party.

      13. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

      14. Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

      15. Amendments. The parties may, by agreement in writing authorized by their respective Boards of Trustees, amend this Plan at any time before or after the shareholders of the Acquired Fund approve the Acquisition. However, after shareholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of either party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

      16. Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

      17. Indemnification of Trustees. On behalf of ABT Value, AB Trust will assume all obligations of the Acquired Fund to exculpate and indemnify its current and former Trustees and officers, acting in their capacities as such.

      18. Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

      19. Updating of N-14 Registration Statement. If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

      20. Limitation on Liabilities. The obligations of the Acquired Fund and ABT Value shall not bind any of the Trustees, shareholders, nominees, officers, employees or agents of the Acquired Fund or AB Trust personally or any series of AB Trust other than ABT Value, but shall bind only the Acquired Fund or ABT Value, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or AB Trust, on behalf of ABT Value, as appropriate.

      21. Termination of the Acquired Fund. If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and liquidate and dissolve.

      22. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

      For the Acquired Fund:

             Alliance International Fund
             1345 Avenue of the Americas
             New York, New York 10105
             Attention:  Secretary

      For ABT Value:

             AllianceBernstein International Value Fund of Alliance AB Trust 1345 Avenue of the Americas
             New York, New York 10105
             Attention: Secretary

      23. Expenses. Each of AIF and Alliance Capital Management L.P. will bear 50% of all expenses incurred in connection with this Agreement and Plan of Acquisition and Liquidation, and all transactions contemplated hereby, whether or not the Acquisition is consummated, except for the expenses incurred in connection with any realignment of AIF's portfolio pursuant to Section 4(c) of this Agreement.

      24. General. This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

         In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

                                   Alliance International Fund

Attest:

___________________________        By:__________________________________________
Name:                                                Name:
Title:                                               Title:


                                   AllianceBernstein International Value Fund of
                                              AllianceBernstein Trust

Attest:

___________________________        By:__________________________________________
Name:                                                Name:
Title:                                               Title:

Accepted and agreed with respect
to Section 23 only:

Alliance Capital Management L.P.

By: Alliance Capital Management
    Corporation, its General Partner


By: _________________________________
    Name: ___________________________
    Title:   ________________________

                                                                       EXHIBIT C

           Additional Information Relating to ABT International Value

                   INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES

ABT International Value's investment objective is long-term growth of capital. ABT International Value will invest primarily in a diversified portfolio of non-U.S. equity securities. ABT International Value's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for ABT International Value's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities. In order to hedge a portion of currency risk, ABT International Value may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in ABT International Value are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that ABT International Value invests a substantial amount of its assets in a particular country, an investment in ABT International Value has the risk that market changes or other events affecting that country may have a more significant effect on ABT International Value's net asset value. Because ABT International Value may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on ABT International Value's net asset value. Depending on ABT International Value's investments at a particular time, ABT International Value may also have industry/sector risk. ABT International Value may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Appendix

The remainder of this section provides a more complete description of ABT International Value's investment objective and principal strategies. Of course, there can be no assurance that ABT International Value will achieve its investment objective.

Please note that:

      o Additional discussion of ABT International Value's investments, including the risks of the investments, can be found below under "Description of Additional Investment Practices".

      o Additional descriptions of each of ABT International Value's strategies, investments and risks can be found in the ABT International Value SAI as well as the Acquisition SAI.

      o ABT International Value's investment objective is "fundamental" and cannot be changed without a shareholder vote, and, except as noted, ABT International Value's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in ABT International Value's portfolio after they are purchased by ABT International Value will not cause ABT International Value to be in violation of such limitation.

ABT International Value will invest primarily in a diversified portfolio of equity securities of 50 to 75 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. Countries are generally weighted in proportion to the size of their stock markets, although ABT International Value may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Bernstein. ABT International Value normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. ABT International Value's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of approximately 100 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the ABT International Value's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

A similar relative evaluation is performed for the markets in each country. ABT International Value does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for ABT International Value. Bernstein's team of approximately 40 quantitative analysts builds valuation and risk models to ensure that ABT International Value's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall ABT International Value volatility by favoring those top ranked securities that also tend to diversify ABT International Value's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

ABT International Value also may:

      o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

      o     Invest up to 20% of its total assets in convertible securities;

      o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

      o     Invest up to 15% of its net assets in illiquid securities;

      o     Invest up to 10% of its total assets in rights and warrants;

      o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

      o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of ABT International Value's net assets is held as collateral for such sales;

      o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

      o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

      o Make secured loans of portfolio securities of up to 30% of its total assets; and

      o     Enter into repurchase agreements.

Description of Additional Investment Practices

This section describes ABT International Value's investment practices and associated risks.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by ABT International Value with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. ABT International Value will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, ABT International Value will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but ABT International Value may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables ABT International Value to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, ABT International Value might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, ABT International Value might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, ABT International Value might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but ABT International Value enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If ABT International Value chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of ABT International Value assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of ABT International Value's net asset value. In the event the other party to a forward commitment transaction were to default, ABT International Value might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. ABT International Value may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

ABT International Value may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). ABT International Value will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of its transactions in that currency. When ABT International Value believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in such currency, or when it believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). ABT International Value will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, ABT International Value may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. dollar amount where it believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of ABT International Value are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for ABT International Value than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for ABT International Value to hedge against a devaluation that is so generally anticipated that ABT International Value is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. ABT International Value will limit its investments in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, ABT International Value may not be able to realize the price at which they are carried on its books upon sale. Alliance will monitor the liquidity of ABT International Value's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by ABT International Value.

ABT International Value may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which ABT International Value may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, ABT International Value will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay ABT International Value any income from the securities. ABT International Value may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to ABT International Value's investment risks. ABT International Value will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. ABT International Value may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by ABT International Value is "covered" if it owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by ABT International Value is "covered" if it holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if ABT International Value does not own the underlying security and is designed to provide a hedge against a decline in value in another security which ABT International Value owns or has the right to acquire. ABT International Value may write call options for cross-hedging purposes. ABT International Value would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, ABT International Value would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise it would experience a loss equal to the premium paid for the option.

If an option written by ABT International Value were exercised, it would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by ABT International Value at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. ABT International Value retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in ABT International Value's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

ABT International Value will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by ABT International Value in negotiated transactions are illiquid and it may not be possible for ABT International Value to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and ABT International Value could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to its position, ABT International Value may forfeit the entire amount of the premium plus related transaction costs. See ABT International Value's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by ABT International Value will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of ABT International Value's portfolio securities or adversely affect the prices of securities which ABT International Value intends to purchase at a later date.

ABT International Value will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of ABT International Value and the currencies and futures contracts subject to outstanding options written by ABT International Value would exceed 50% of its total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit ABT International Value to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer- term nature. If a vendor defaults on its repurchase obligation, ABT International Value would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, ABT International Value might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which ABT International Value enters into repurchase agreements.

Rights and Warrants. ABT International Value will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in ABT International Value's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that ABT International Value does not own, or, if ABT International Value does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that ABT International Value contemporaneously owns or has the right to obtain securities identical to those sold short without payment. ABT International Value may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. ABT International Value may not make a short sale if as a result more than 33% of ABT International Value's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time ABT International Value replaces the borrowed security, ABT International Value will incur a loss; conversely, if the price declines, ABT International Value will realize a capital gain. Although ABT International Value's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Stock Index Futures. ABT International Value may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by ABT International Value as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, ABT International Value would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, ABT International Value will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, ABT International Value may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, ABT International Value may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where ABT International Value has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by ABT International Value may decline. If this occurred, ABT International Value would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of ABT International Value and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before ABT International Value is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If ABT International Value then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although ABT International Value intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, ABT International Value would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. ABT International Value may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by ABT International Value, or are not available but may yet be developed, to the extent such investment practices are consistent with ABT International Value's investment objective and legally permissible for ABT International Value. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, ABT International Value may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

ABT International Value's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by ABT International Value, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by ABT International Value would have to be exercised in order for ABT International Value to realize any profit and (ii) ABT International Value may not be able to sell portfolio securities or currencies covering an option written by ABT International Value until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that ABT International Value will be able to utilize these instruments effectively. In addition, ABT International Value's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to ABT International Value for U.S. federal income tax purposes.

Portfolio Turnover. ABT International Value is actively managed and, in some cases in response to market conditions, ABT International Value's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by ABT International Value and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, ABT International Value may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While ABT International Value is investing for temporary defensive purposes, it may not meet its investment objectives.

                      MANAGEMENT OF ABT INTERNATIONAL VALUE

                                         Principal Occupation During the Past
                                         ------------------------------------
       Employee; Year; Title                        Five (5) Years
       ---------------------                        --------------

Andrew S. Adelson; since inception -     Chief Investment Officer of
Chief Investment Officer of              International Investment Management
International Value Equities and         Services at Sanford C. Bernstein & Co.,
Executive Vice President of Alliance     Inc. ("SCB")
Capital Management Corporation
("ACMC")

Kevin F. Simms; since inception -        Director of research for emerging
Director of Research for International   markets equities at SCB since 1998;
Value and Global Value Equities at ACMC  prior thereto, research analyst at SCB

                           PURCHASE AND SALE OF SHARES

How the Funds Value Their Shares

ABT International Value's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, ABT International Value's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. ABT International Value values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as ABT International Value's directors/trustees believe accurately reflect fair market value. Orders for purchase, sale, or exchange of shares are priced at the next NAV calculated after they are received in proper form by ABT International Value. Purchases of ABT International Value shares (except Advisor Class shares) may be subject to an initial sales charge. Sales of ABT International Value shares (except Advisor Class shares) may be subject to a contingent deferred sales charge or CDSC. See "Distribution Arrangements" below for details.

How to Buy Shares

Class A, B and C Shares. ABT International Value's Class A, B and C shares may be purchased through broker-dealers, banks, or other financial intermediaries. They also may be purchased directly from ABT International Value's principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:

   o Initial:                                        $1,000
   o Subsequent:                                     $ 50
   o Automatic Investment Program:                   $ 25

An existing ABT International Value shareholder may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if the appropriate section of the Subscription Application has been completed. Transfers from bank accounts can be arranged by calling 800-221-5672.

ABT International Value is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided it with their certified taxpayer identification number. This is avoided by providing a correct Tax Identification Number (Social Security Number for most investors) on the account application.

Advisor Class Shares. Advisor Class shares may be purchased through a financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. They may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABT International Value's principal underwriter, Alliance Fund Distributors, Inc. ("AFD");

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or ABT International Value; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. ABT International Value's SAI has more detailed information about who may purchase and hold Advisor Class shares.

ABT International Value may refuse any order to purchase any class of shares. In particular, ABT International Value reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How to Exchange Shares

ABT International Value shares may be exchanged for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. Exchanges may be requested by mail or telephone. Calls must be made by 4:00 p.m., Eastern time, to receive that day's NAV. ABT International Value may change, suspend, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

Shares may be redeemed (i.e., sold to ABT International Value) on any day the Exchange is open, either directly or through a shareholder's financial intermediary. The sales price will be the next-determined NAV, less any applicable CDSC, after ABT International Value receives the sales request in proper form. Normally, proceeds will be sent to the shareholder within 7 days. If the shareholder recently purchased his or her shares by check or electronic funds transfer, the redemption payment may be delayed until ABT International Value is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Holders of Advisor Class shares who are in doubt about what procedures or documents are required by their fee-based program or employee benefit plan to sell shares should contact their financial representative.

      o Selling Class A, Class B and Class C Shares Through A Broker
The broker must receive the sales request by 4:00 p.m., Eastern time, and submit it to ABT International Value by 5:00 p.m., Eastern time, for processing at that day's NAV, less any applicable CDSC. The broker is responsible for submitting all necessary documentation to ABT International Value and may charge the shareholder for this service.

      o Selling Advisor Class Shares Through a Financial Representative
The financial representative must receive the sales request by 4:00 p.m., Eastern time, and submit it to ABT International Value by 5:00 p.m., Eastern time, for that day's NAV to be received. The financial representative is responsible for submitting all necessary documentation to ABT International Value and may charge the shareholder for this service.

      o Selling Shares Directly to ABT International Value

By Mail:

      --Send a signed letter of instruction or stock power form, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

      --For the shareholder's protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from the shareholder's financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:
      -- Shares for which no stock certificates have been issued may be redeemed by telephone request by calling AGIS at 800-221-5672 with instructions on how the shareholder wishes to receive his or her sale proceeds.

      --A telephone redemption request must be received by 4:00 p.m., Eastern time, in order to receive that day's NAV, less any applicable CDSC.

      --If the shareholder has selected electronic funds transfer in his or her Subscription Application, the redemption proceeds will be sent directly to the shareholder's bank. Otherwise, the proceeds will be mailed to the shareholder.

      --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      --Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Other (Advisor Class shares only)

If the shareholder is an ABT International Value shareholder through an account established under a fee-based program, the fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of ABT International Value that are different from those described in this document. A transaction, service, administrative or other similar fee may be charged by the shareholder's broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by ABT International Value, including requirements as to the minimum initial and subsequent investment amounts.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividend and capital gains distributions, if any, declared by ABT International Value on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of ABT International Value. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Elections may be made to receive dividends and distributions in cash or in shares at the time shares are purchased. The election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at the shareholder's election, electronically via the ACH network.

Income dividends or capital gains distributions received in cash may, within 120 days following the date of their payment, be reinvested in additional shares of ABT International Value without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless otherwise specified, the shareholder will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of ABT International Value.

For federal income tax purposes, ABT International Value's dividend distributions of net income (or short-term taxable gains) will be taxable to the shareholder as ordinary income. Distributions of long-term capital gains generally will be taxable to the shareholder as long-term capital gains. ABT International Value's distributions also may be subject to certain state and local taxes.

While it is the intention of ABT International Value to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by ABT International Value of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that ABT International Value will pay any dividends or realize any capital gains. The final determination of the amount of ABT International Value's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by ABT International Value from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that ABT International Value is liable for non-U.S. income taxes withheld at the source, it intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to ABT International Value's shareholders credits for non-U.S. income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that ABT International Value will be able to do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by ABT International Value may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if ABT International Value realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of ABT International Value. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the ABT International Value SAI for a further explanation of these tax issues.

If you buy shares just before ABT International Value deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of ABT International Value shares is a taxable transaction for federal income tax purposes.

Each year, shortly after December 31, ABT International Value will send shareholders tax information stating the amount and type of all its distributions for the year. A shareholder should consult his or her tax adviser about the federal, state, and local tax consequences in his or her particular circumstances.

                           DISTRIBUTION ARRANGEMENTS

Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                  Initial Sales Charge
                                                                  Commission to
                                                                   Dealer/Agent
                         As % of Net Amount   As % of Offering       as % of
Amount Purchased              Invested             Price          Offering Price
----------------              --------             -----          --------------
Up to $100,000                  4.44%              4.25%               4.00%
$100,000 to $250,000            3.36               3.25                3.00
$250,000 to $500,000            2.30               2.25                2.00
$500,000 up to                  1.78               1.75                1.50

A shareholder pays no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if he or she redeems the shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under ABT International Value's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and ABT International Value's SAI for additional information about these options.

Class B Shares - Deferred Sales Charge Alternative

You can purchase Class B Shares at NAV without an initial sales charge. ABT International Value will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

               Years Since Purchase                 CDSC
               --------------------                 ----

                       First                        4.0%

                      Second                        3.0%

                       Third                        2.0%

                      Fourth                        1.0%

                       Fifth                        None

If a shareholder exchanges his or her shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of a shareholder's original purchase, not the date of exchange for the other Class B shares.

ABT International Value's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of a shareholder's purchase. If a shareholder purchases shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of his or her original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

A shareholder can purchase shares at NAV without an initial sales charge. ABT International Value will thus receive the full amount of the purchase. The investment, however, will be subject to a 1% CDSC if the shareholder redeems the shares within 1 year. If the shareholder exchanges his or her shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of the original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of ABT International Value.

Asset-Based Sales Charges or Rule 12b-1 Fees. ABT International Value has adopted a plan under Commission Rule 12b-1 that allows it to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of ABT International Value's shares is:

                                              Rule 12b-1 Fee (As a Percentage of
                                             Aggregate Average Daily Net Assets)
Class A                                                     .30%
Class B                                                    1.00%
Class C                                                    1.00%

Because these fees are paid out of ABT International Value's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost the shareholder more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to a shareholder depends on the amount and intended length of the shareholder's investment. If the shareholder is making a large investment, thus qualifying for a reduced sales charge, he or she might consider purchasing Class A shares. If the shareholder is making a smaller investment, he or she might consider purchasing Class B shares because 100% of the shareholder's purchase is invested immediately. If the shareholder is unsure of the length of his or her investment, the shareholder might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Shareholders should consult their financial agent to assist in choosing a Class of ABT International Value shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to ABT International Value shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. ABT International Value may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See ABT International Value's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by a shareholder's broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through his or her financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by ABT International Value, including requirements as to the minimum initial and subsequent investment amounts.

                               CONVERSION FEATURE

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or ABT International Value. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares of ABT International Value held by the shareholder will convert automatically to Class A shares of ABT International Value. ABT International Value will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

                               GENERAL INFORMATION

Under unusual circumstances, ABT International Value may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. ABT International Value reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, shareholders may have difficulty in reaching AFS by telephone, in which event shareholders should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or a shareholder's account, shareholders can call AFS's toll-free number, 800-221-5672. Some services are described in the ABT International Value Subscription Application. Shareholder's manuals explaining all available services may be requested by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this document. Employee Benefit Plans also may not offer all classes of shares of ABT International Value. In order to enable participants investing through Employee Benefit Plans to purchase shares of ABT International Value, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this document. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

                               INVESTMENT RESULTS*

The following table provides performance for ABT International Value and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the period since ABT International Value's inception on March 29, 2001 through November 30, 2001.

                                                        Total Returns
                                               6 Months       Since Inception**
--------------------------------------------------------------------------------
AllianceBernstein
International Value Fund
     Class A                                    -5.12%            -3.60%
--------------------------------------------------------------------------------
     Class B                                    -5.41%            -3.80%
--------------------------------------------------------------------------------
     Class C                                    -5.60%            -4.00%
--------------------------------------------------------------------------------
MSCI EAFE Index                                -12.20%            -9.28%

--------------------------------------------------------------------------------

* ABT International Value's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of ABT International Value have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for ABT International Value include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market-capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ABT International Value.

** ABT International Value's inception date for all share classes is March 29, 2001. Data for the MSCI EAFE Index is from the closest month-end after ABT International Value's inception date.

Cumulative Total Returns as of November 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge            With Sales Charge
Since Inception*                      -3.60%                        -7.66%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge            With Sales Charge
Since Inception*                      -3.80%                        -7.65%
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge            With Sales Charge
Since Inception*                      -4.00%                        -4.96%

SEC Cumulative Total Returns (With Sales Charges)
As of the Most Recent Quarter End (December 31, 2001)

                         Class A Shares      Class B Shares      Class C Shares
--------------------------------------------------------------------------------
Since Inception*             -4.69%              -4.67%             -1.89%

ABT International Value's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

ABT International Value can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. ABT International Value may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. ABT International Value can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Inception date for all share classes: 3/29/01.

[line graph to be inserted]

Market Review

Market weakness for most of 2001 reflects mounting concerns throughout the year about the pace of economic growth. Indeed, economies and corporate profits did slow. Then, as some economists began to speculate that we were hitting the bottom of this cycle, the September 11 attacks in the U.S. seemed to forestall hopes of near-term recovery, and stocks the world over sold off in the weeks following.

The market sell off after September 11 made risk-taking potentially more rewarding than it has been in some time. Risk-free investments, such as short-term Treasuries, gained new allure in the increasingly uncertain environment, while investors tended to shun investments perceived as risky - from intermediate and longer-term bonds to equities. As the prices of riskier investments fell in response, potential returns rose. By the end of the third quarter, both stocks and bonds were carrying risk premiums well above their long-term averages. In essence, investors were once again being paid to take on risk - a concept that had gone out of fashion in recent years when equities seemed only to go up.

At the same time, some developments were working to moderate equity risk. First, central banks around the world moved to stave off a more pronounced economic slowdown with a continuation of the aggressive interest rate cuts that began early in the year. Since September 11, the U.S. Federal Reserve cut rates three more times, bringing the total cuts for the year to 11, and the European Central Bank made two 50-basis point cuts after moving slowly earlier in the year. Second, although earnings reports continued to show weakness, many analysts proved stronger than expected after the September 11 disruption.

Earnings resilience stemmed in part from the fact that many businesses, particularly technology companies, had made considerable progress in working off the excesses that led to the slow-down. In the U.S., where over-investment had been most pronounced in the bubble years, technology spending has now fallen to below-trend levels, and inventories across all businesses have been contracting rapidly. Similar trends are being replicated throughout the world. Indications of improving economic and business fundamentals helped spark a rally in global stock markets during the final two months of the reporting period, with technology and telecommunications stocks being primary beneficiaries.

Market Commentary

Technology and telecommunications' strength in October and November raised the question as to whether we have reached the end of the value rally that has run since March 2000, benefiting lower-priced stocks such as those which ABT International Value emphasizes. We do not believe this is the case. Although technology and telecommunications stocks have enjoyed a short-term resurgence, our analysis shows that they are generally still priced too high in relation to realistic earnings prospects. There are exceptions, however, and we have moved to take advantage of more attractively priced opportunities in these areas, such as Japan's Canon and Taiwan's Compal. In most cases, fundamentals have to improve considerably before current stock prices look attractive. Rather, we see continuing opportunity in the value segment of the markets.

One area where valuations have been particularly low overseas is insurance. Many leading insurers had been reducing capital through share buybacks, special dividends and the like before September 11. Related claims - likely to be the largest in history - stood to take a sizable bite out of industry capital, particularly in the reinsurance area. The threat of these losses widely depressed stock prices in the industry. As the capital declines with which insurers need to write new policies, industry supply tightens and insurance prices tend to rise. Companies with the strongest balance sheets are in the best position to write new, higher-priced - and therefore, more profitable - policies. We took advantage of the opportunity to buy solid companies that stood to benefit from improved industry pricing.

In the face of economic uncertainty, cyclical companies have also been priced low. But our analysis shows that many companies grew much more conservative in their capacity expansion in the most recent cyclical peaks, which should leave them less vulnerable to a downturn than in the past and better able to recover quickly. For example, the paper industry capacity has been contracting for several years. This has helped support pricing in various paper grades.

Market Outlook

Despite some signs of improving fundamentals, global economic recovery is still not certain. For example, shortly after the period under review, it was reported that Japan had re-entered a recession, and that U.S. unemployment took a meaningful upturn. Amid this continued uncertainty, we are placing increased emphasis on companies with solid balance sheets that should sustain the remaining environmental weakness - and that possess the ability to benefit quickly should the environment improve.

ABT International Value is pursuing three broad themes that position its portfolio for various economic scenarios. A significant portion of ABT International Value's holdings is invested in well-capitalized financial-services companies that may gain share from weaker competitors, such as reinsurers as well as consumer-oriented banks. Another meaningful piece of ABT International Value's portfolio is invested in those cyclical companies whose disciplined investment programs over the past few years have kept capacity in check. Finally, we have significant investments in defensive stocks in sectors such as consumer staples and utilities; we have made these investments because they offer good earnings potential in relation to the price of the stock, but they should also serve to cushion ABT International Value's portfolio if economic weakness persists.

Recent sell offs increased opportunities across all markets, as investors became far more risk-averse. But these opportunities are particularly pronounced outside the U.S. For example, on a price-to-cash-flow basis, stocks in Europe and Japan are priced well below both U.S. stocks and their own historical norms. At the same time, the U.S. dollar continues to appear overvalued, and recent declines in U.S. short-term interest rates should lessen support for the U.S. currency. If the dollar does decline, unhedged overseas investments would be worth more to U.S. investors. This is a good time to take advantage of the strong opportunities available in overseas markets, and we believe that ABT International Value is well positioned to exploit them.

Financial Highlights


The financial highlights table is intended to help you understand ABT International Value's financial performance since its inception on March 29, 2001. Certain information reflects financial results for a single share of ABT International Value. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in ABT International Value (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors for ABT International Value, whose report, along with ABT International Value's financial statements, is included in ABT International Value's annual report, which is available upon request.

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                             ---------------------------------------------------------------------
                                                                  Class A            Class B            Class C      Advisor Class
                                                             ---------------------------------------------------------------------
                                                                March 29,          March 29,          March 29,          March 29,
                                                                  2001(a)            2001(a)            2001(a)            2001(a)
                                                                       to                 to                 to                 to
                                                             November 30,       November 30,       November 30,       November 30,
                                                                     2001               2001               2001               2001
                                                             ------------       ------------       ------------       ------------
Net asset value, beginning
     of period .......................................        $     10.00        $     10.00        $     10.00        $     10.00
                                                             ---------------------------------------------------------------------
Income From Investment
     Operations
Net investment income(b)(c) ..........................                .04                -0-                -0-                .04
Net realized and unrealized loss
     on investments, futures contracts
     and foreign currency transactions ...............               (.40)              (.38)              (.40)              (.36)
                                                             ---------------------------------------------------------------------
Net decrease in net asset value
     from operations .................................               (.36)              (.38)              (.40)              (.32)
                                                             ---------------------------------------------------------------------
Net asset value, end of period .......................        $      9.64        $      9.62        $      9.60        $      9.68
                                                             ---------------------------------------------------------------------
Total Return
Total investment return based on
     net asset value(d) ..............................              (3.60)%            (3.80)%            (4.00)%            (3.20)%
Ratios/Supplemental Data
Net assets, end of period
     (000's omitted) .................................        $     3,990        $     2,220        $     1,582        $   167,263
Ratio to average net assets of:
     Expenses, net of waivers/
         reimbursements(e) ...........................               1.44%              2.19%              2.23%               .90%
     Expenses, before waivers/
         reimbursements(e) ...........................               5.11%              7.84%              8.77%              2.26%
     Net investment income (loss)(c)(e) ..............                .62%              (.05)%              .03%               .65%
Portfolio turnover rate ..............................                 11%                11%                11%                11%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived/reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.

                             AllianceBernstein Trust

                                    Form N-14
                                     Part B

                       Statement of Additional Information
                              ______________, 2002


      This Statement of Information (the "SAI") relates to the proposed merger (the "Merger") of the Alliance International Fund ("AIF") into AllianceBernstein International Value Fund ("ABT International Value"), a series of
AllianceBernstein Trust ("AB Trust").

      This SAI contains information which may be of interest to shareholders, but which is not included in the Prospectus/Proxy Statement dated ___________, 2002 (the "Prospectus/Proxy Statement") of AB Trust, which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger is to be effected through the transfer of all of the assets of AIF to ABT International Value in exchange for shares of beneficial interest of ABT International Value (the "Merger Shares") and the assumption by ABT International Value of the liabilities of AIF. This will be followed by the distribution of the Merger Shares to the shareholders of AIF in liquidation of AIF.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Alliance Fund, 1345 Avenue of the Americas, New York, New York, 10105, or by calling 1-800-221-5672.

                                Table of Contents

Item                                                                        Page


I.  Additional Information about ABT International Value and AIF......        2

II. Financial Statements..............................................        2

I. Additional Information about ABT International Value and AIF.

      Incorporated by reference to (1) the Statement of Additional Information of ABT International Value dated February 28, 2001, as revised September 11, 2001 (Registration No. 333-51938) filed with the Commission on September 11, 2001, and (2) the Statement of Additional Information constituting part of the Post-Effective Amendment No. 35 to the Registration Statement of AIF on Form N-1A (filed on November 1, 2001, as amended February 1, 2002) (Registration Nos. 2-70428 and 811-03130).


II. Financial Statements.


      This SAI is accompanied by the Annual Report for the period ended November 30, 2001 of ABT International Value and the Annual Report for the year ended June 30, 2001 of AIF, which contain historical financial information regarding each Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Such financial statements of ABT International Value and AIF have been audited by Ernst & Young LLP, independent auditors, and have been incorporated herein by reference in reliance upon their reports, which have been given upon their authority as experts in auditing and accounting.

      Pro forma financial statements of ABT International Value for the Acquisition are provided on the following pages.

                               PRO-FORMA COMBINED
--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                         ALLIANCEBERNSTEIN INTERNATIONAL

                                   VALUE FUND

                           ALLIANCE INTERNATIONAL FUND

                                NOVEMBER 30, 2001

                                   (unaudited)

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                    AllianceBernstein International Value Fund
November 30, 2001 (unaudited)                        Alliance International Fund
================================================================================

                                                            AllianceBernstein      Alliance
                                                Pro-Forma     International     International                           Pro-Forma
                                                Combined        Value Fund           Fund          Adjustments        Combined (a)
                                                 Shares       (U.S.$ Value)     (U.S.$ Value)     (U.S.$ Value)       (U.S.$ Value)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS-61.4%
AUSTRALIA-1.2%
   Australia and New Zealand
     Banking Group Ltd. ....................     385,800      $   3,375,073      $         -0-     $          -0-     $  3,375,073
                                                              -------------      ------------      -------------      -------------

BELGIUM-0.0%
   Interbrew................................          -0-                -0-          921,778           (921,778)                -0-
                                                              -------------      ------------      -------------      -------------

CANADA-6.5%
   Bank of Montreal.........................     125,600          2,761,889                -0-                -0-         2,761,889
   Bank of Nova Scotia......................      80,600          2,512,081                -0-                -0-         2,512,081
   Canadian National Railway Co. ...........      99,050          4,428,629                -0-                -0-         4,428,629
   Petro-Canada.............................     151,000          3,647,181                -0-                -0-         3,647,181
   Tailsman Energy, Inc. ...................     141,300          4,991,185                -0-                -0-         4,991,185
                                                              -------------      ------------      -------------      -------------
                                                                 18,340,965                -0-                -0-        18,340,965
                                                              -------------      ------------      -------------      -------------
FINLAND-1.8%
   Nokia AB Oyj Corp. Series A..............          -0-                -0-        3,655,289         (3,655,289)                -0-
   Stora Enso Oyj Series R..................     386,900          4,938,835                -0-                -0-         4,938,835
   UPM-Kymmene Oyj..........................       2,700             91,304                -0-                -0-            91,304
                                                              -------------      ------------      -------------      -------------
                                                                  5,030,139         3,655,289         (3,655,289)         5,030,139
                                                              -------------      ------------      -------------      -------------
FRANCE-8.5%
   Alcatel..................................          -0-                -0-        1,469,275         (1,469,275)                -0-
   Assurances Generales de France...........      98,830          4,869,253                -0-                -0-         4,869,253
   BNP Paribas, SA..........................      46,200                 -0-        4,055,824                 -0-         4,055,824
   Carrefour, SA............................          -0-                -0-        1,793,561         (1,793,561)                -0-
   Compagnie de Saint-Gobain................      26,310          3,839,307                -0-                -0-         3,839,307
   L'Oreal, SA..............................          -0-                -0-        1,913,814         (1,913,814)                -0-
   PSA Peugoet Citroen......................     170,130          7,205,586                -0-                -0-         7,205,586
   Sanofi-Synthelabo, SA....................          -0-                -0-        3,577,682         (3,577,682)                -0-
   Societe Generale.........................      72,575          3,952,770                -0-                -0-         3,952,770
   STMicroelectronics NV....................          -0-                -0-        2,508,966         (2,508,966)                -0-
                                                              -------------      ------------      -------------      -------------
                                                                 19,866,916        15,319,122        (11,263,298)        23,922,740
                                                              -------------      ------------      -------------      -------------
GERMANY-2.1%
   AMB Generale.............................      31,800          3,019,561                -0-                -0-         3,019,561
   Bayerische Motoren Werke AG (b)..........          -0-                -0-        1,392,073         (1,392,073)                -0-
   Hannover Rueckversicherungs-AG...........      44,200          2,985,018                -0-                -0-         2,985,018
   SAP AG (b)...............................          -0-                -0-          992,188           (992,188)                -0-
                                                              -------------      ------------      -------------      -------------
                                                                  6,004,579         2,384,261         (2,384,261)         6,004,579
                                                              -------------      ------------      -------------      -------------
HONG KONG-1.4%
   China Mobile (Hong Kong), Ltd. ADR (b) ..          -0-                -0-        2,271,502         (2,271,502)                -0-
   Hutchison Whampoa, Ltd. .................          -0-                -0-        1,610,054         (1,610,054)                -0-
   Wharf (Holdings), Ltd. ..................   1,817,000          3,890,817                -0-                -0-         3,890,817
                                                              -------------      ------------      -------------      -------------
                                                                  3,890,817         3,881,556         (3,881,556)         3,890,817
                                                              -------------      ------------      -------------      -------------
INDIA-0.0%
   Satyam Computer Services, Ltd. ADR.......          -0-                -0-          591,360           (591,360)                -0-
                                                              -------------      ------------      -------------      -------------

IRELAND-1.4%
   Bank of Ireland..........................     440,000          3,902,104                -0-                -0-         3,902,104
   CRH Plc..................................          -0-                -0-        2,675,771         (2,675,771)                -0-
                                                              -------------      ------------      -------------      -------------
                                                                  3,902,104         2,675,771         (2,675,771)         3,902,104
                                                              -------------      ------------      -------------      -------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                    AllianceBernstein International Value Fund
(continued)                                          Alliance International Fund
================================================================================

                                                            AllianceBernstein      Alliance
                                                Pro-Forma     International     International                         Pro-Forma
                                                Combined        Value Fund           Fund        Adjustments        Combined (a)
                                                 Shares       (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)       (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
ITALY-3.9%
   Alleanza Assicurazioni...................          -0-   $           -0-    $    3,000,694   $   (3,000,694)    $           -0-
   ENI SpA..................................     614,200         5,695,088          1,529,041               -0-         7,224,129
   San Paolo - IMI SpA......................     342,700         3,779,054                 -0-              -0-         3,779,054
                                                            --------------     --------------   --------------     --------------
                                                                 9,474,142          4,529,735       (3,000,694)        11,003,183
                                                            --------------     --------------   --------------     --------------
JAPAN-9.8%
   Bank of Fukuoka, Ltd. ...................          -0-               -0-           728,331         (728,331)                -0-
   Canon, Inc...............................     291,000         6,633,014          3,214,981               -0-         9,847,995
   Fast Retailing Co., Ltd. ................          -0-               -0-         1,010,729       (1,010,729)                -0-
   Fuji Heavy Industries, Ltd. .............     821,000         3,464,697                 -0-              -0-         3,464,697
   Honda Motor Co., Ltd. ...................     286,300         7,629,208          3,221,474               -0-        10,850,682
   Hoya Corp. ..............................          -0-               -0-         2,366,499       (2,366,499)                -0-
   Kao Corp. ...............................          -0-               -0-         1,856,923       (1,856,923)                -0-
   Mizuho Holdings, Inc. ...................          -0-               -0-           686,820         (686,820)                -0-
   Nomura Holdings, Inc. ...................          -0-               -0-         1,207,353       (1,207,353)                -0-
   NTT DoCoMo, Inc. ........................          -0-               -0-         2,312,693       (2,312,693)                -0-
   Sankyo Co., Ltd. ........................          -0-               -0-         1,401,112       (1,401,112)                -0-
   Shin-Etsu Chemical Co., Ltd. ............          -0-               -0-         3,063,301       (3,063,301)                -0-
   Suzuki Motor Corp. ......................          -0-               -0-         1,323,292       (1,323,292)                -0-
   Takeda Chemical Industries, Ltd. ........          -0-               -0-         4,515,338       (4,515,338)                -0-
   Takefuji Corp. ..........................      43,600         3,520,695                 -0-              -0-         3,520,695
                                                            --------------     --------------   --------------     --------------
                                                                21,247,614         26,908,846      (20,472,391)        27,684,069
                                                            --------------     --------------   --------------     --------------
KOREA-0.2%
   Hyundai Motor Co., Ltd. GDR (c)..........      44,990           448,874                 -0-              -0-           448,874
                                                            --------------     --------------   --------------     --------------

NETHERLANDS-3.6%
   DSM NV...................................     196,875         7,019,150                 -0-              -0-         7,019,150
   ING Groep NV.............................     124,370         3,253,190                 -0-              -0-         3,253,190
   Koninklijke Philips Electronics NV (b)...          -0-               -0-         1,334,046       (1,334,046)                -0-
                                                            --------------     --------------   --------------     --------------
                                                                10,272,340          1,334,046       (1,334,046)        10,272,340
                                                            --------------     --------------   --------------     --------------
SOUTH AFRICA-1.4%
   Sappi, Ltd. ADR..........................     386,100         3,945,942                 -0-              -0-         3,945,942
                                                            --------------     --------------   --------------     --------------

SOUTH KOREA-0.0%
   Samsung Electronics Co., Ltd. ...........          -0-               -0-         2,063,092       (2,063,092)                -0-
      GDR(c)................................          -0-               -0-         1,895,276       (1,895,276)                -0-
   SK Telecom Co., Ltd. ....................          -0-               -0-         1,915,457       (1,915,457)                -0-
                                                            --------------     --------------   --------------     --------------
                                                                        -0-         5,873,825       (5,873,825)                -0-
                                                            --------------     --------------   --------------     --------------
SPAIN-2.0%
   Banco Bilbao Vizcaya Argentaria, SA......          -0-               -0-         3,211,849       (3,211,849)                -0-
   Grupo Dragados, SA.......................     139,700         1,733,234                 -0-              -0-         1,733,234
   Iberdrola, SA............................     305,700         3,926,951                 -0-              -0-         3,926,951
   Telefonica, SA (b).......................          -0-               -0-         1,319,320       (1,319,320)                -0-
                                                            --------------     --------------   --------------     --------------
                                                                 5,660,185          4,531,169       (4,531,169)         5,660,185
                                                            --------------     --------------   --------------     --------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                    AllianceBernstein International Value Fund
(continued)                                          Alliance International Fund
================================================================================

                                                            AllianceBernstein      Alliance
                                                Pro-Forma     International     International                        Pro-Forma
                                                Combined        Value Fund           Fund        Adjustments       Combined (a)
                                                 Shares       (U.S.$ Value)     (U.S.$ Value)   (U.S.$ Value)      (U.S.$ Value)
---------------------------------------------------------------------------------------------------------------------------------
SWEDEN-2.6%
   Electrolux AB Series B..................      249,200    $     3,609,055     $          -0-  $          -0-    $     3,609,055
   Nordea AB...............................      739,100          3,671,945                -0-             -0-          3,671,945
   Skandia Forsakrings AB..................           -0-                -0-          841,680        (841,680)                 -0-
                                                            ---------------     -------------   -------------     ---------------
                                                                  7,281,000           841,680        (841,680)          7,281,000
                                                            ---------------     -------------   -------------     ---------------
SWITZERLAND-0.5%
   Credit Suisse Group (b).................           -0-                -0-        1,641,107      (1,641,107)                 -0-
   Novartis AG.............................       40,000          1,408,897                -0-             -0-          1,408,897
                                                            ---------------     -------------   -------------     ---------------
                                                                  1,408,897         1,641,107      (1,641,107)          1,408,897
                                                            ---------------     -------------   -------------     ---------------
TAIWAN-2.4%
   Compal Electronics, Inc.................    1,266,209          6,660,259                -0-             -0-          6,660,259
   Hon Hai Precision Industry Co.,
      Ltd. GDR.............................           -0-                -0-        1,138,320      (1,138,320)                 -0-
   Taiwan Semiconductor Manufacturing
      Co., Ltd. (b)........................           -0-                -0-        3,260,186      (3,260,186)                 -0-
                                                            ---------------     -------------   -------------     ---------------
                                                                  6,660,259         4,398,506      (4,398,506)          6,660,259
                                                            ---------------     -------------   -------------     ---------------
UNITED KINGDOM-12.1%
   AstraZeneca Plc.........................           -0-                -0-        3,997,127      (3,997,127)                 -0-
   BP Plc..................................           -0-                -0-        3,147,481      (3,147,481)                 -0-
   British American Tobacco Plc............      552,800          4,451,514                -0-             -0-          4,451,514
   British Sky Broadcasting Group Plc (b)..           -0-                -0-        2,409,411      (2,409,411)                 -0-
   BT Group Plc............................           -0-                -0-          670,985        (670,985)                 -0-
   CGNU Plc................................           -0-                -0-        2,223,361      (2,223,361)                 -0-
   Lattice Group Plc.......................    1,131,500          2,451,260                -0-             -0-          2,451,260
   Lloyds TSB Group Plc....................      378,000          3,889,737                -0-             -0-          3,889,737
   mm02 Plc (b)............................           -0-                -0-          196,814        (196,814)                 -0-
   Reuters Group Plc.......................           -0-                -0-        1,288,343      (1,288,343)                 -0-
   Royal & Sun Alliance Insurance Group
      Plc..................................      821,500          4,689,227                -0-             -0-          4,689,227
   Royal Bank of Scotland Group Plc........      276,700          4,502,367         1,905,626              -0-          6,407,993
   Safeway Plc.............................    1,167,457          5,099,911                -0-             -0-          5,099,911
   Six Continents Plc......................      308,000          3,116,738                -0-             -0-          3,116,738
   Standard Chartered Plc..................           -0-                -0-        2,580,850      (2,580,850)                 -0-
   Vodafone Group Plc......................           -0-                -0-        3,340,283      (3,340,283)                 -0-
   Wolseley Plc............................      548,200          3,933,958                -0-             -0-          3,933,958
                                                            ---------------     -------------   -------------     ---------------
                                                                 32,134,712        21,760,281     (19,854,655)         34,040,338
                                                            ---------------     -------------   -------------     ---------------
Total Common Stocks
   (cost $176,028,720).....................                     158,944,558       101,248,332     (87,321,386)        172,871,504
                                                            ---------------     -------------   -------------     ---------------

PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                    AllianceBernstein International Value Fund
(continued)                                          Alliance International Fund
================================================================================

                                                Pro-Forma
                                                Combined    AllianceBernstein      Alliance
                                                Principal     International     International                      Pro-Forma
                                                 Amount        Value Fund           Fund         Adjustments     Combined (a)
                                                 (000)        (U.S.$ Value)     (U.S.$ Value)    (U.S.$ Value)    (U.S.$ Value)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-4.4%
TIME DEPOSITS-4.4%
Societe Generale
   2.06%, 12/03/01.....................          $3,200        $          -0-    $  3,200,000    $          -0-   $   3,200,000
State Street Euro Dollar
   1.5%, 12/03/01......................           9,090            9,090,000               -0-              -0-       9,090,000
                                                               -------------     ------------    -------------    -------------

Total Short-Term Investments
   (cost $12,290,000)..................                            9,090,000        3,200,000               -0-      12,290,000
                                                               -------------     ------------    -------------    -------------

TOTAL INVESTMENTS-65.8%
   (cost $188,318,720).................                          168,034,558      104,448,332      (87,321,386)     185,161,504
Other assets less liabilities-34.2%....                            7,020,065        1,960,135       87,321,386       96,301,586
                                                               -------------     ------------    -------------    -------------

NET ASSETS-100%........................                        $ 175,054,623     $106,408,467    $          -0-   $ 281,463,090
                                                               =============     ============    =============    =============

--------------------------------------------------------------------------------

(a) The pro-forma combined information reflects the anticipated sale of certain foreign securities held by the Alliance International Fund before the consummation of the proposed acquisition of its assets and liabilities by the AllianceBernstein International Value Fund.

(b)   Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, these securities amounted to $2,344,150 or 0.8% of net assets.

      Glossary of Terms:

      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt

      See notes to pro-forma combined financial statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO-FORMA COMBINED                    AllianceBernstein International Value Fund
November 30, 2001 (unaudited)                        Alliance International Fund
================================================================================

                                                 AllianceBernstein          Alliance
                                                    International         International                               Pro-Forma
                                                     Value Fund               Fund             Adjustments             Combined
                                                 =================      ================    ================        ==============
ASSETS
  Investments in securities, at value
     (cost $188,318,720)....................      $    168,034,558      $    104,448,332    $    (87,321,386)(a)    $  185,161,504
  Cash......................................                   396                    -0-                 -0-                  396
  Foreign cash, at value
     (cost $6,509,086)......................             6,505,308                42,158                  -0-            6,547,466
  Receivable for shares of beneficial
     interest sold..........................             1,132,162             6,574,901                  -0-            7,707,063
  Dividends and interest receivable.........               261,029               232,084                  -0-              493,113
  Receivable due from Adviser...............               125,544                    -0-                 -0-              125,544
  Receivable for variation margin on
     futures contracts......................                67,543                    -0-                 -0-               67,543
  Receivable for investment securities
     sold and foreign currency contracts....                    -0-                6,222          87,321,386(a)         87,327,608
  Deferred offering costs...................                37,339                    -0-                 -0-               37,339
                                                  ----------------      ----------------    ----------------        --------------
  Total assets..............................           176,163,879           111,303,697                  -0-          287,467,576
                                                  ----------------      ----------------    ----------------        --------------
LIABILITIES
  Due to custodian..........................                    -0-              602,863                  -0-              602,863
  Payable for investment securities
     purchased and foreign currency
     contracts..............................               833,008             3,206,208                  -0-            4,039,216
  Payable for shares of beneficial
     interest redeemed......................               103,391               632,905                  -0-              736,296
  Distribution fee payable..................                 3,884                49,381                  -0-               53,265
  Advisory fee payable......................                    -0-              128,959                  -0-              128,959
  Accrued expenses..........................               168,973               274,914                  -0-              443,887
                                                  ----------------      ----------------    ----------------        --------------
  Total liabilities.........................             1,109,256             4,895,230                  -0-            6,004,486
                                                  ----------------      ----------------    ----------------        --------------
NET ASSETS....................................    $    175,054,623      $    106,408,467    $             -0-       $  281,463,090
                                                  ================      ================    ================        ==============
  Class A Shares
  Net assets................................      $      3,989,515      $     55,060,161                            $   59,049,676
                                                  ================      ================                            ==============
  Shares of beneficial interest
     outstanding............................               413,765             5,509,515             200,034             6,123,314
                                                  ================      ================    ================        ==============
  Net asset value and redemption
     price per share........................      $           9.64      $           9.99                            $         9.64
  Sales charge--4.25% of
     public offering price..................                   .43                   .44                                       .43
                                                  ----------------      ----------------                            --------------
                                                  $          10.07      $          10.43                            $        10.07
                                                  ================      ================                            ==============
  Class B Shares
  Net assets................................      $      2,220,062      $     35,195,204                            $   37,415,266
                                                  ================      ================                            ==============
  Shares of beneficial interest
     outstanding............................               230,836             3,949,909            (291,521)            3,889,224
                                                  ================      ================    ================        ==============
  Net asset value and offering
     price per share........................      $           9.62      $           8.91                            $         9.62
                                                  ================      ================                            ==============
  Class C Shares
  Net assets................................      $      1,582,329      $     10,383,019                            $   11,965,348
                                                  ================      ================                            ==============
  Shares of beneficial interest
     outstanding............................               164,743             1,163,972             (82,448)            1,246,267
                                                  ================      ================    ================        ==============
  Net asset value and offering
     price per share........................      $           9.60      $           8.92                            $         9.60
                                                  ================      ================                            ==============
  Advisor Class Shares
  Net assets................................      $    167,262,717      $      5,770,083                            $  173,032,800
                                                  ================      ================                            ==============
  Shares of beneficial interest
     outstanding............................            17,284,287               573,130              23,091            17,880,508
                                                  ================      ================    ================        ==============
  Net asset value, redemption and
     offering price per share...............      $           9.68      $          10.07                            $         9.68
                                                  ================      ================                            ==============

--------------------------------------------------------------------------------

(a) Reflects the anticipated sale of certain foreign securities held by the Alliance International Fund before the consummation of the proposed acquisition.

      See notes to pro-forma combined financial statements.

STATEMENT OF OPERATIONS
PRO-FORMA COMBINED
March 29, 2001+ to November 30, 2001  AllianceBernstein International Value Fund
(unaudited)                                          Alliance International Fund
================================================================================

                                                  AllianceBernstein       Alliance
                                                    International       International                              Pro-Forma
                                                      Value Fund*           Fund*            Adjustments           Combined*
                                                  =================    ===============      ==============      ==============
INVESTMENT INCOME
    Dividends (net of foreign taxes
       withheld of $213,768)..................      $     645,082      $     1,047,863      $           -0-     $    1,692,945
    Interest..................................             83,442               78,594                  -0-            162,036
                                                    -------------      ---------------      --------------      --------------
    Total income..............................            728,524            1,126,457                  -0-          1,854,981
                                                    -------------      ---------------      --------------      --------------
EXPENSES
    Advisory fee..............................            459,738              754,674             682,572           1,896,984 (a)
    Distribution fee--Class A..................             3,963              103,912              11,519             119,394 (b)
    Distribution fee--Class B..................             8,117              262,546             (18,494)            252,169 (c)
    Distribution fee--Class C..................             4,788               79,309              (3,454)             80,643 (c)
    Transfer agency...........................            224,692              449,633             103,439             777,764 (d)
    Custodian.................................             93,133              133,516              57,767             284,416 (e)
    Administrative............................             92,000              106,279            (105,945)             92,334 (d)
    Amortization of offering expenses.........             77,185                   -0-            (77,185)                 -0-(f)
    Registration..............................             45,323               51,234             (42,639)             53,918 (d)
    Audit and legal...........................             44,379               57,196             (47,657)             53,918 (d)
    Printing..................................             40,495               79,783             (59,620)             60,658 (d)
    Organization expenses.....................             35,150                   -0-            (35,150)                 -0-(f)
    Trustees' fees............................             16,025               25,129             (27,001)             14,153 (d)
    Miscellaneous.............................              1,807                5,837              15,945              23,589 (d)
                                                    -------------      ---------------      --------------      --------------
    Total expenses............................          1,146,795            2,109,048             454,097           3,709,940
    Less: expenses waived and
       reimbursed by the Adviser
       (See Note C)...........................           (711,849)            (113,201)           (727,962)         (1,553,012)
                                                    -------------      ---------------      --------------      --------------
    Net expenses..............................            434,946            1,995,847            (273,865)          2,156,928
                                                    -------------      ---------------      --------------      --------------
    Net investment income (loss)..............            293,578             (869,390)            273,865            (301,947)
                                                    -------------      ---------------      --------------      --------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND
FOREIGN CURRENCY
TRANSACTIONS
    Net realized gain (loss) on
       investment transactions................            617,360          (12,696,946)        (18,014,389)        (30,093,975)(g)
    Net realized loss on futures
       contracts..............................           (615,089)                  -0-                 -0-           (615,089)
    Net realized loss on foreign
       currency transactions..................           (640,054)              (7,927)                 -0-           (647,981)
    Net change in unrealized
       appreciation/depreciation of:
       Investments............................         (2,450,987)           4,963,479          18,014,389          20,526,881 (g)
       Futures contracts......................            799,163                   -0-                 -0-            799,163
       Foreign currency denominated
         assets and liabilities...............             35,602                3,387                  -0-             38,989
                                                    -------------      ---------------      --------------      --------------
    Net loss on investments, futures
       contracts and foreign
       currency transactions..................         (2,254,005)          (7,738,007)                 -0-         (9,992,012)
                                                    -------------      ---------------      --------------      --------------
NET INCREASE (DECREASE)
    IN NET ASSETS FROM
    OPERATIONS................................      $  (1,960,427)     $    (8,607,397)     $      273,865      $  (10,293,959)
                                                    =============      ===============      ==============      ==============

--------------------------------------------------------------------------------

+ The AllianceBernstein International Value Fund commenced operations on March 29, 2001.
* The AllianceBernstein International Value Fund and Alliance International Fund are based on average net assets for the period from March 29, 2001 through November 30, 2001. Pro-forma combined is based on combined net assets at 11/30/01.
(a) Advisory fee based on an annual rate of 1.00% of the total combined average daily net assets.
(b) Distribution fee based on an annual rate of .30% of the total combined average daily net assets of Class A.
(c) Distribution fee based on an annual rate of 1.00% of the total combined average daily net assets of Classes B and C.
(d)   Expenses are based on one Fund.
(e)   Custodian fees are based on monthly fixed fees and on average net assets.
(f)   Expenses incurred during the first year of operations only.
(g) Reflects the anticipated sale of certain foreign securities held by Alliance International Fund before the consummation of the proposed acquisition.

      See notes to pro-forma combined financial statements.

NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS                  AllianceBernstein International Value Fund
November 30, 2001 (unaudited)                        Alliance International Fund
================================================================================

NOTE A: General

The Pro-Forma Combined Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of Alliance International Fund by AllianceBernstein International Value Fund (the "Fund") pursuant to an Agreement and Plan of Acquisition and Liquidation. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of Alliance International Fund for shares of the Fund.

The Fund commenced operations on March 29, 2001. The unaudited Pro-Forma Combined Portfolio of Investments, Statements of Assets and Liabilities and Operations have been prepared as though the Acquisition had been effective November 30, 2001 and should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro-Forma Combined Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. Alliance Capital Management L.P. and Alliance International Fund will each share 50% of the expense of the Acquisition, including the cost of proxy solicitation.

--------------------------------------------------------------------------------

NOTE B: Significant Accounting Policies

The pro-forma combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated invest-

NOTES TO PRO-FORMA COMBINED           AllianceBernstein International Value Fund
FINANCIAL STATEMENTS (continued)                     Alliance International Fund
================================================================================

ment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses.

Effective July 2, 2001, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.20% of average daily net assets for Class A shares, 1.90% of average daily net assets for Class B shares and Class C shares and .90% of average daily net assets for Advisor Class shares. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

--------------------------------------------------------------------------------

NOTE D: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

                             AllianceBernstein Trust

                                    Form N-14

                                     Part C

                                Other Information

                                 ______ __, 2002

Item 15. Indemnification

Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

Item 16. Exhibits

1. (a) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on December 15, 2000.

      (b) Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated December 20, 2000 - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

2. By-Laws of the Registrant - Incorporated by reference to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on December 15, 2000.

3.    Not applicable

4. Form of Agreement and Plan of Acquisition and Liquidation--see Exhibit B to Part A.

5.    Not applicable.

6. (a) Advisory Agreement between Registrant and Alliance Capital Management L.P. dated January 31, 2001 - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

      (b) Expense Limitation Agreement between Registrant and Alliance Capital Management L.P. dated January 31, 2001 - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

7. (a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

      (b) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of AB Trust - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

      (c) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of AB Trust - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

8.    Not applicable

9. Custodian Agreement between Registrant and State Street Bank and Trust Company dated January 31, 2001 - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

10. Rule 18f-3 Plan of AllianceBernstein Trust - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

11.   Opinion and consent of Ropes & Gray - Filed herewith.

12. Opinion and consent of Ropes & Gray as to tax matters - to be filed by amendment.

13. Transfer Agency Agreement between Registrant and Alliance Fund Services, Inc. dated as of January 31, 2001 - Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51938 and 811-10221) filed with the Securities and Exchange Commission on February 16, 2001.

14.   Consent of Ernst & Young - Filed herewith.

15.   Not applicable.

16.   (a)   Power of attorney for William Foulk, Jr. - Filed herewith.

      (b)   Power of attorney for Clifford Michel - Filed herewith.

      (c)   Power of attorney for Ruth Block - Filed herewith.

      (d)   Power of attorney for Donald Robinson - Filed herewith.

      (e)   Power of attorney for David Dievler - Filed herewith.

      (f)   Power of attorney for John D. Carifa - Filed herewith.

      (g)   Power of attorney for John Dobkin - Filed herewith.

17.   Not applicable.

Item 17 Undertakings

      1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      3. The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

      As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of February 25, 2002.

                                                   ALLIANCEBERNSTEIN TRUST


                                                   /s/ John D. Carifa
                                                   -----------------------------
                                                   By: John D. Carifa
                                                       Chairman and President

      As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                             Date

/s/ John D. Carifa           Chairman and President            February 25, 2002
-----------------------      (Principal Executive Officer)
John D. Carifa


/s/ Mark D. Gersten          Treasurer (Principal Financial    February 25, 2002
-----------------------      and Accounting Officer)
Mark D. Gersten

Ruth Block*                  Trustee                           February 25, 2002


/s/ John D. Carifa           Trustee                           February 25, 2002
-----------------------
John D. Carifa

David H. Dievler*            Trustee                           February 25, 2002

John H. Dobkin*              Trustee                           February 25, 2002

William H. Foulk, Jr.*       Trustee                           February 25, 2002

Clifford L. Michel*          Trustee                           February 25, 2002

Donald J. Robinson*          Trustee                           February 25, 2002


*By:  /s/ John D. Carifa
     ------------------------
      John D. Carifa
      Attorney-in-fact

Date: February 25, 2002

                                  Exhibit Index

Exhibit No.            Exhibit Name
-----------            ------------

11                     Opinion and Consent of Ropes & Gray
14                     Consent of Ernst & Young
16(a)                  Power of Attorney for William Foulk, Jr.
16(b)                  Power of Attorney for Clifford Michel
16(c)                  Power of Attorney for Ruth Block
16(d)                  Power of Attorney for Donald Robinson
16(e)                  Power of Attorney for David Dievler
16(f)                  Power of Attorney for John Carifa
16(g)                  Power of Attorney for John Dobkin


                                                                     Exhibit 11

                                 Ropes & Gray
                            One International Place
                          Boston, Massachusetts  02110



                                                 [_______], 2002


AllianceBernstein Trust (the "Trust")
1345 Avenue of the Americas
New York, New York  10105

Ladies and Gentlemen:

     You have informed us that you propose to register under the Securities Act of 1933, as amended (the "Act"), on Form N-14 and offer and sell shares of beneficial interest, without par value, of AllianceBernstein International Value Fund (the "Shares"), a series of AllianceBernstein Trust, at not less than net asset value.

     We have examined an executed copy of your Agreement and Declaration of Trust dated December 12, 2000, as amended (the "Declaration of Trust") on file in the office of the Secretary of State of The Commonwealth of Massachusetts. We are familiar with the actions taken by your trustees to authorize the issue and exchange of the Shares for the assets of Alliance International Fund. We have further examined a copy of your By-Laws and such other documents and records as we have deemed necessary for the purpose of this opinion.

     Based upon the foregoing, we are of the opinion that upon receipt of the authorized consideration therefor in an amount not less than the applicable net asset value, the Shares so issued will be validly issued, fully paid and nonassessable by the Trust.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification out of the property of the particular series of shares for all loss and expense of any shareholder held personally liable solely by reason of his or her being or having been a shareholder of that series. Thus, the risk of a shareholder incurring financial loss on account of being such a shareholder is limited to circumstances in which that series of shares itself would be unable to meet its obligations.

     We understand that this opinion is to be used in connection with the registration of an indefinite number of shares for offering and sale pursuant to the Act. We consent to the filing of this opinion with and as part of your Registration Statement on Form N-14 relating to such offering and sale.


                                                 Very truly yours,



                                                 Ropes & Gray

                                                                     Exhibit 14

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Financial Statements," and to the incorporation by reference of our reports dated August 8, 2001 and January 28, 2002 for Alliance International Fund and AllianceBernstein International Value Fund (one of the funds constituting AllianceBernstein Trust), respectively, included in this Registration Statement on Form N-14 of AllianceBernstein Trust.


                                                 /s/ Ernst & Young LLP
                                                 Ernst & Young LLP


New York, New York
February 22, 2002

                                                                   Exhibit 16(a)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ William H. Foulk, Jr.
                                                --------------------------------
                                                William H. Foulk, Jr.

Dated: January 22, 2002

                                                                   Exhibit 16(b)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ Clifford L. Michel
                                                --------------------------------
                                                    Clifford L. Michel

Dated: January 22, 2002

                                                                   Exhibit 16(c)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                   /s/ Ruth Block
                                                   -----------------------------
                                                       Ruth Block

Dated: January 22, 2002

                                                                   Exhibit 16(d)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                   /s/ Donald J. Robinson
                                                   -----------------------------
                                                       Donald J. Robinson

Dated: January 22, 2002

                                                                   Exhibit 16(e)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                   /s/ David H. Dievler
                                                   -----------------------------
                                                   David H. Dievler

Dated: January 22, 2002

                                                                   Exhibit 16(f)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ John D. Carifa
                                                   -----------------------------
                                                      John D. Carifa

Dated: January 22, 2002

                                                                   Exhibit 16(g)

                                Power of Attorney

      KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution to each, for the undersigned in any and all capacities solely for the purpose of signing Registration Statements, and any amendments thereto, on Form N-14 of AllianceBernstein Trust, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                   /s/ John H. Dobkin
                                                   -----------------------------
                                                       John H. Dobkin

Dated: January 22, 2002

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